SCHEDULE 14A INFORMATION

(Rule 14a-101)

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF
THE SECURITIES EXCHANGE ACT OF 1934

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Enerpulse
Technologies, Inc.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other Than the Registrant)

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2451 Alamo Avenue SE
Albuquerque, New Mexico 87106

NOTICE OF 2015 ANNUAL MEETING OF
STOCKHOLDERS AND PROXY STATEMENT

Dear stockholder:

The Annual Meeting of stockholders of Enerpulse Technologies, Inc. will be held at the Enerpulse Office located at 2451 Alamo Ave, SE, Albuquerque, NM on May 5, 2015 at 10:00 a.m. local time, for the following purposes:

1.	To elect five directors for a one year term to expire at the 2016 annual meeting of stockholders.

2.	To ratify the appointment of GHP Horwath, P.C. as our independent registered public accounting firm for the fiscal year ending December 31, 2015.

3.	To vote to amend the 2013 Enerpulse Technologies, Inc. Incentive Plan to increase the number of shares authorized to be issued.

4.	To transact any other business that may properly come before our Annual Meeting or any adjournment or postponement of the meeting.

These items of business are more fully described in the proxy statement accompanying this Notice.

Our Board of Directors has fixed April 17, 2015 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting and at any adjournment or postponement of the meeting.

All stockholders are cordially invited to attend the Annual Meeting. Whether or not you expect to attend the Annual Meeting, please complete, sign and date the enclosed proxy and return it promptly. If you plan to attend the Annual Meeting and wish to vote your shares personally, you may do so at any time before the proxy is voted.

By Order of the Board of Directors,

Joseph E. Gonnella

Chief Executive Officer

Albuquerque, New Mexico

April 17, 2015

Your vote is important. Please vote your shares whether or not you plan to attend the meeting.

2451 Alamo Avenue SE
Albuquerque, New Mexico 87106

Proxy Statement For The 2015 Annual Meeting Of Stockholders To Be Held On May 5, 2015

The Board of Directors of Enerpulse Technologies, Inc. is soliciting the enclosed proxy for use at the Annual Meeting of stockholders to be held on May 5, 2015 at 10:00 a.m., local time, at the Enerpulse Office located at 2451 Alamo Ave SE, Albuquerque, NM. If you need directions to the location of the Annual Meeting, please contact us at (505) 842-5201.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be Held on May 5, 2015.

This proxy statement and our annual report (on Form 10-K) regarding our fiscal year ended December 31, 2014 are available electronically at www.shareholdervote.info, or by calling 888-800-6700 or emailing the Company at Info@enerpulse.com.

General Information About The Annual Meeting And Voting

Why did you send me this proxy statement?

We sent you this proxy statement and the enclosed proxy card because our Board of Directors is soliciting your proxy to vote at the 2015 Annual Meeting of stockholders. This proxy statement summarizes information related to your vote at the Annual Meeting. All stockholders who find it convenient to do so are cordially invited to attend the Annual Meeting in person. However, you do not need to attend the meeting to vote your shares. Instead, you may simply complete, sign and return the enclosed proxy card in the envelope provided.

We intend to begin mailing this proxy statement, the attached notice of Annual Meeting and the enclosed proxy card on or about April 20, 2015 to all stockholders of record entitled to vote at the Annual Meeting. Only stockholders who owned our common stock on April 17, 2015 are entitled to vote at the Annual Meeting. On this record date, there were 15,022,380 shares of our common stock outstanding, which is our only class of stock entitled to vote.

What am I voting on?

There are three proposals scheduled for a vote:

Proposal 1: Election of Five Directors:

•	F. Henry Habicht II;

•	Joseph E. Gonnella;

•	Timothy L. Ford;

•	Ira Greenstein; and

•	Craig Porter.

Proposal 2: Ratification of the appointment of GHP Horwath, P.C. as the Company’s independent registered public accountants for the fiscal year ending December 31, 2015.

Proposal 3: Amendment of the 2013 Enerpulse Technologies, Inc. Incentive Plan to increase the number of shares authorized to be issued.

How many votes do I have?

Each share of our common stock that you own as of April 17, 2015 entitles you to one vote.

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How do I vote by proxy?

With respect to the election of directors, you may either vote “For” all of the nominees to the Board of Directors or you may “Withhold” your vote for any nominee you specify. For ratification of the appointment of GHP Horwath, P.C. as the Company’s independent registered public accountant and the amendment of the 2013 Enerpulse Technologies, Inc. Incentive Plan, you may vote “For” or “Against” or abstain from voting.

Stockholders of Record: Shares Registered in Your Name

If your shares are held in your name you are considered, with respect to those shares, the “stockholder of record.” You have three options for returning your proxy:

By Mail. If you choose to return your proxy by mail, please mark, sign, date and mail back the enclosed form of proxy, which requires no postage if mailed in the United States. If you properly complete your proxy card and send it to us in time to vote, your proxy (one of the individuals named on your proxy card) will vote your shares as you have directed. If you sign the proxy card but do not make specific choices, your shares will be, as permitted, voted as recommended by our Board of Directors. If any other matter is presented at the Annual Meeting, your proxy (one of the individuals named on your proxy card) will vote in accordance with his or her best judgment. As of the date of this proxy statement, we knew of no matters that needed to be acted on at the meeting, other than those discussed in this proxy statement.

Voting by Internet. Please access our secure website registration page through the Internet (at www.shareholdervote.info), as identified on the proxy card and follow the instructions. Please note that the Internet voting facilities for stockholders of record will close at 11:59 p.m. Eastern Time on May 4, 2015.

In Person at the Annual Meeting. You may attend the Annual Meeting and vote in person even if you have already voted by proxy. To vote in person, come to the Annual Meeting, and we will give you a ballot at the Annual Meeting.

Beneficial Owners: Shares Registered in the Name of a Broker or Bank

If your shares are registered in the name of your broker, bank or other agent, you are the “beneficial owner” of those shares and those shares are held in street name. You should have received a proxy card and voting instructions with these proxy materials from that organization rather than directly from us. Generally you have three options for returning your proxy:

By Mail. You may vote by signing, dating and returning your voting instruction card in the pre-addressed envelope provided by your broker, bank or other agent.

By Method Listed on Voting Instruction Card. Please refer to your voting instruction card or other information provided by your bank, broker or other agent to determine whether you may vote by telephone or electronically on the Internet, and follow the instructions on the voting instruction card or other information provided by your broker, bank or other agent. If your bank, broker or other agent does not offer Internet or telephone voting information, please complete and return your voting instruction card in the pre-addressed, postage-paid envelope provided.

In Person at the Annual Meeting. To vote in person at the Annual Meeting, you must obtain a valid proxy from your broker, bank or other agent. Follow the instructions from your broker or bank included with these proxy materials, or contact your broker or bank to request the proxy form authorizing you to vote the shares. You will need to bring with you to the Annual Meeting the legal proxy form from your broker, bank or other agent authorizing you to vote the shares as well as proof of identity.

May I revoke my proxy?

If you give us your proxy, you may revoke it at any time before it is exercised. You may revoke your proxy in any one of the three following ways:

•	you may send in another signed proxy with a later date;

•	you may notify our corporate secretary, Louis S. Camilli, in writing before the Annual Meeting that you have revoked your proxy;

or

•	you may notify our corporate secretary in writing before the Annual Meeting and vote in person at the meeting.

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What constitutes a quorum?

The presence at the Annual Meeting, in person or by proxy, of holders representing a majority of our outstanding common stock as of April 17, 2015, or approximately 7,661,434 shares, constitutes a quorum at the meeting, permitting us to conduct our business.

What vote is required to approve each proposal?

Proposal 1: Election of Directors. For Proposal 1, the five nominees who receive the most “For” votes (among votes properly cast in person or by proxy) will be elected. Only votes “For” or “Withheld” will affect the outcome.

Proposal 2: Ratification of Independent Registered Public Accounting Firm. To be approved, Proposal 2 must receive “For” votes from the holders of a majority of the shares of common stock present or represented by proxy and entitled to vote at the Annual Meeting.

Proposal 3: Amendment of the 2013 Enerpulse Technologies, Inc. Incentive Plan. To be approved, Proposal 3 must receive “For” votes from the holders of a majority of the shares of common stock present or represented by proxy and entitled to vote at the Annual Meeting.

Voting results will be tabulated and certified by our mailing and tabulating agent, Securities Transfer Corp.

What is the effect of abstentions and broker non-votes?

Shares of common stock held by persons attending the Annual Meeting but not voting, and shares represented by proxies that reflect abstentions as to a particular proposal, will be counted as present for purposes of determining the presence of a quorum. Abstentions are treated as shares present in person or by proxy and entitled to vote, so abstaining has the same effect as a negative vote for purposes of determining whether our stockholders have approved the amendment to the 2013 Enerpulse Technologies, Inc. Incentive Plan, or ratified the appointment of GHP Horwath, P.C. as our independent registered public accounting firm. However, because the election of directors is determined by a plurality of votes cast, abstentions will not be counted in determining the outcome of that proposal.

Shares represented by proxies that reflect a “broker non-vote” will be counted for purposes of determining whether a quorum exists. A “broker non-vote” occurs when a nominee holding shares for a beneficial owner has not received instructions from the beneficial owner and does not have discretionary authority to vote the shares for certain non-routine matters. With regard to the election of directors and the amendment to the 2013 Enerpulse Technologies, Inc. Incentive Plan, broker non-votes, if any, will not be counted as votes cast and will have no effect on the result of the vote. However, ratification of the appointment of GHP Horwath, P.C. is considered a routine matter on which a broker or other nominee has discretionary authority to vote. As a result, broker non-votes will be counted for purposes of this proposal.

Who is paying the costs of soliciting these proxies?

We will pay all of the costs of soliciting these proxies. Our directors, officers and other employees may solicit proxies in person or by telephone, fax or email. We will pay our directors, officers and other employees no additional compensation for these services. We will ask banks, brokers and other institutions, nominees and fiduciaries to forward these proxy materials to their principals and to obtain authority to execute proxies. We will then reimburse them for their expenses. Our costs for forwarding proxy materials will not be significant.

How do I obtain an Annual Report on Form 10-K?

The Company’s Annual Report on Form 10-K for the year ended December 31, 2014, as well as this proxy statement, are available and can be accessed at www.shareholdervote.info, or by calling 888-800-6700 or emailing info@enerpulse.com. In addition, the Securities and Exchange Commission (the “SEC”) maintains a website at www.sec.gov that contains reports, proxy statements and other filed documents and information regarding public reporting companies such as the Company, and a copy of our annual report can be found on that website.

How can I find out the results of the voting at the Annual Meeting?

Preliminary voting results will be announced at the Annual Meeting. Final voting results will be published in our current report on Form 8-K to be filed with the SEC within four business days after the Annual Meeting. If final voting results are not available to us in time file a Form-8-K within four business days after the meeting, we intend to file a Form 8-K to publish preliminary results and, within four business days after the final results are known to us, file an additional Form-8K to publish the final results.

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Explanatory Note

Enerpulse Technologies, Inc. was incorporated in the State of Nevada on May 3, 2010 and currently conducts our operations primarily through our wholly-owned subsidiary, Enerpulse, Inc. Enerpulse, Inc. was originally incorporated under the laws of the State of New Mexico in 1998 under the name “Combustion Technology Products, Corp.” On January 20, 2004, Combustion Technology Products, Corp. changed its name to Enerpulse, Inc., merged with Enerpulse, Inc. a Delaware corporation, and became a Delaware corporation.

We completed a reverse acquisition with Enerpulse, Inc. on September 4, 2013 when our wholly-owned subsidiary, Enerpulse Merger Sub, Inc., merged with and into Enerpulse, Inc. We refer to this transaction as the “Merger.” The Merger was accounted for as a reverse acquisition and, as a result, our Company’s (the legal acquirer) consolidated financial statements are now those of Enerpulse, Inc. (the accounting acquirer), with the assets and liabilities and revenues and expenses of Enerpulse, Inc. being included effective from September 4, 2013, the date of the closing of the Merger.

As used in this proxy statement, unless the context indicates or otherwise requires, “our Company,” “Enerpulse,” “we,” “us,” and “our” refer to Enerpulse Technologies, Inc., a Nevada corporation, and its consolidated wholly-owned subsidiary, Enerpulse, Inc.

We are an “emerging growth company” as defined in the Jumpstart Our Business Startups Act of 2012, or the JOBS Act. We will remain an emerging growth company until the earlier of (i) the last day of the fiscal year following the fifth anniversary of the date of the first sale of our common stock pursuant to an effective registration statement under the Securities Act of 1933, as amended, or the Securities Act, which was on May 16, 2014; (ii) the last day of the fiscal year in which we have total annual gross revenues of $1 billion or more; (iii) the date on which we have issued more than $1 billion in nonconvertible debt during the previous three years; or (iv) the date on which we are deemed to be a large accelerated filer under applicable SEC rules. We expect that we will remain an emerging growth company for the foreseeable future, but cannot retain our emerging growth company status indefinitely and will no longer qualify as an emerging growth company on or before December 31, 2019. For so long as we remain an emerging growth company, we are permitted and intend to rely on exemptions from specified disclosure requirements that are applicable to other public companies that are not emerging growth companies. These exemptions include:

•	being permitted to provide only two years of audited financial statements, in addition to any required unaudited interim financial statements, with correspondingly reduced related disclosure;

•	not being required to comply with the requirement of auditor attestation of our internal controls over financial reporting;

•	not being required to comply with any requirement that may be adopted by the Public Company Accounting Oversight Board regarding mandatory audit firm rotation or a supplement to the auditor’s report providing additional information about the audit and the financial statements;

•	reduced disclosure obligations regarding executive compensation; and

•	not being required to hold a nonbinding advisory vote on executive compensation and stockholder approval of any golden parachute payments not previously approved.

For as long as we continue to be an emerging growth company, we expect that we will take advantage of the reduced disclosure obligations available to us as a result of that classification. We have taken advantage of certain of reduced reporting burdens in this proxy statement. Accordingly, the information contained herein may be different than the information you receive from other public companies in which you hold stock.

We are also a “smaller reporting company” as defined in Rule 12b-2 of the Securities Exchange Act of 1934, as amended, or the Exchange Act, and have elected to take advantage of certain of the scaled disclosure available for smaller reporting companies.

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PROPOSAL 1:
ELECTION OF DIRECTORS

Our bylaws currently specify that the number of directors shall be at least one and no more than 10 persons. Our Board of Directors currently consists of three persons and all of them have been nominated to stand for re-election. You are requested to vote for five nominees for director, who will be elected for a new one-year term and will serve until their successors are elected and qualified. The nominees are F. Henry Habicht II, Joseph E. Gonnella, Timothy L. Ford, Ira Greenstein and Craig Porter.

If no contrary indication is made, proxies in the accompanying form are to be voted for each of Mr. Habicht, Mr. Gonnella, Mr. Ford, Mr. Greenstein and Mr. Porter, or in the event that any of them is not a candidate or is unable to serve as a director at the time of election (which is not currently expected), for any nominee who is designated by our Board of Directors to fill the vacancy. Each of Mr. Habicht, Mr. Gonnella, and Mr. Ford is currently a member of our Board of Directors.

All of our directors bring to the Board of Directors significant leadership experience derived from their professional experience and service as executives or board members of other corporations. Certain individual qualifications and skills of our directors that contribute to the Board of Directors’ effectiveness as a whole are described in the following paragraphs.

NOMINEES FOR ELECTION TO

THE BOARD OF DIRECTORS

For a One-Year Term Expiring at the

2016 Annual Meeting of Stockholders

Name	Age	Present Position with Enerpulse Technologies, Inc.
F. Henry Habicht II	61	Chairman of the Board and Director
Joseph E. Gonnella	68	Chief Executive Officer and Director
Timothy L. Ford	58	Director
Ira Greenstein	55	---
Craig Porter	55	---

F. Henry Habicht II, Chairman of the Board and Director — Mr. Habicht is currently the Chairman of the Board of Directors of Enerpulse. He became the Chairman of our Board of Directors in March 2015. Mr. Habicht serves as a Managing Partner of SAIL Capital Partners which he joined in January 2006 after serving in many areas of environmental business and policy and as a contributor to environmental innovation. Mr. Habicht, along with his co-managing partner, is responsible for managing SAIL Capital Partners’ operations and investments. His career in the environmental policy world has included leadership positions at the U.S. Department of Justice as Assistant Attorney General in charge of the Environment and Natural Resources Division from November 1983 through July 1987 and at the United States Environmental Protection Agency, or EPA, as COO (Deputy Administrator) from March 1989 through January 1993. During his time with the EPA, he oversaw the development of new air and water programs to prevent pollution, including the development of the Energy Star program and implementation of market-based trading programs under the 1990 Clean Air Act amendments. From March 1993 to June 2008, Mr. Habicht served as Senior Vice President in charge of acquisitions and other divisions of Safety-Kleen, a billion-dollar environmental service company. He has also held positions and started ventures in the for-profit environmental arena, including as Vice President of William D. Ruckelshaus Associates during the period from July 1987 to March 1989, which co-managed the successful Environmental Venture Fund, one of the first green funds in the 1980s. As co-founder of Capital E, LLC, a strategic consultancy for emerging renewable energy products and technologies, Mr. Habicht advised Fortune 100 and early stage ventures on sustainable growth strategies from 2002 through 2005. He also served until 2006 as Chief Executive Officer of a non-for-profit corporation called Global Environment & Technology Foundation (GETF) that fosters innovation in environmental management and promotes applications of clean technology in emerging markets. Mr. Habicht has held numerous board seats over the years and currently sits on the board of directors of WaterHealth International, a SAIL portfolio company, and serves on the advisory boards to the National Renewable Energy Lab and the Pacific Northwest National Lab. He is a co-founder of the American Council on Renewable Energy, has served as Commissioner of the National Commission on Energy Policy and has advised several cabinet-level secretaries. Mr. Habicht holds a Bachelor’s degree with High Honors from Princeton University and a Juris Doctor from the University of Virginia.

We believe that Mr. Habicht’s extensive experience working with and advising companies in the emerging renewable energy technologies industry qualify him as a director of the Company.

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Joseph E. Gonnella, Chief Executive Officer and Director — Mr. Gonnella is currently the Chief Executive Officer and a director of Enerpulse. Mr. Gonnella has been a director of Enerpulse Inc. since July 2004 and its Chief Executive Officer since May 2011. Prior to working with Enerpulse, Inc., Mr. Gonnella served as President and Chief Operating Officer of Drivesol, Inc. from January 2008 to September 2008. At that time, Drivesol was a manufacturer of electro-mechanical systems with sales of $350 million to the global automotive market. His responsibilities included oversight of Drivesol’s worldwide manufacturing and financial goals. From October 2000 to December, 2007 he was the President and Chief Executive Officer of Wabash Technologies, Inc., a company that designs and manufactures electronic components for the global automotive industry. Mr. Gonnella had full P&L responsibility for this $110 million business. As Senior Vice President of Engelhard Corporation from September 1992 to September 1999, the world’s largest producer of automotive catalytic converters, Mr. Gonnella led Engelhard’s $500 million Environmental Products Group. In June 1984, Mr. Gonnella established Interamerican Trade Corporation (ITC). ITC established US subsidiaries for off-shore manufacturers of automotive parts and managed their distribution to OEM and aftermarket channels. Mr. Gonnella served as president and COO of ITC and was responsible for negotiating contracts with off-shore manufacturers, managing their US subsidiaries and managing ITC’s global logistics. From June 1989 to August 1992, Mr. Gonnella was President of the Automotive Products Group of Amcast Industrial Corporation, which was a manufacturer of structural aluminum components for the US automotive industry. Here, Mr. Gonnella had full profit and loss responsibility and led multiple US-based manufacturing facilities. Mr. Gonnella started his career in operations at General Motors Corporation in 1973 and held various positions there until 1984, including Director of Industrial Engineering and Director of Overseas Ventures, in which he negotiated multiple joint ventures on behalf of General Motors. None of the aforementioned companies are a parent, subsidiary or affiliate of the Company, except for Enerpulse, Inc. Mr. Gonnella earned a BS degree in Industrial Management from Wright State University in 1973 and an MBA in Finance from the University of Dayton in 1981.

We believe that Mr. Gonnella’s extensive experience in the automotive sector and his demonstrated track record in successfully leading technology-based businesses qualifies him as a director of the Company.

Timothy L. Ford, Director — Mr. Ford is currently the President of, and a partner in, Cook's Direct, Inc., a leader in the commercial foodservice equipment and supplies market. Mr. Ford was appointed to the board of Enerpulse, Inc. in January 2008. He has over 30 years of both private and public company business experience with a focus in sales, marketing, logistics and finance along with strategy development. From November 1998 to December 2005, he was a member of the board of directors of The Whitney Automotive Group, the parent company for JC Whitney/Warshawskys, Stylin Truck and CarParts.com, and the President of JC Whitney & Co., a retailer of automotive parts and accessories. Prior to JC Whitney, Mr. Ford held leadership roles at Gander Mountain, Inc. and McMaster Carr Supply Company. He began his career at Beatrice Foods Company. None of the aforementioned companies are a parent, subsidiary or affiliate of the Company, except for Enerpulse. He earned a BA in Management from Western Illinois University in 1979 and an MBA in Accounting from DePaul University in 1985.

We believe that Mr. Ford’s extensive experience in the automotive aftermarket and his demonstrated track record as a Chief Financial Officer, Chief Operating Officer and his current role as President qualifies him as a director of the Company.

Ira Greenstein, Director Nominee—Since 2001, Mr. Greenstein has been the President of IDT Corporation (NYSE: IDT), a local, long distance and calling card services provider. Prior to joining IDT in 2000, Mr. Greenstein was a partner in the law firm of Morrison & Foerster LLP, where he served as the Chairman of that firm's New York office's Business Department. Concurrently, Mr. Greenstein served as General Counsel and Secretary of Net2Phone, Inc. Prior to joining Morrison & Foerster, Mr. Greenstein was an associate in the New York and Toronto offices of Skadden, Arps, Slate, Meagher & Flom LLP. Mr. Greenstein served on the Securities Advisory Committee and as second counsel to the Ontario Securities Commission. Since March 2007, Mr. Greenstein has served as a director of Ohr Pharmaceutical. Mr. Greenstein also serves on the board of Document Security Systems, Inc. (AMEX:DMC), is a director of Zedge, Inc. and is on the Board of Advisors of the Columbia Law School Center on Corporate Governance. Mr. Greenstein received a B.S. from Cornell University and a J.D. from Columbia University Law School.

We believe that Mr. Greenstein’s extensive experience as an executive and director of public companies qualifies him as a director of the Company.

Craig Porter, Director Nominee—Mr. Porter currently serves as the founder and President/CEO of The Renaissance Companies, a mid-market commercial general construction firm located in Scottsdale, Arizona. He founded Renaissance in 1991. During the first ten years of Mr. Porter’s career, he was employed in leadership positions with Bechtel Corporation, Ralph M. Parsons, Perini Building Company, The Trammel Crow Company, and the Del E. Webb Corporation. Mr. Porter currently serves on the RNPT’s Advisory Committee and he cultivates high-level relationships with Caterpillar and others for automotive and natural gas engine business opportunities. Over the years, Mr. Porter has served in several charitable organizations including the Phoenix Chapter of Habitat for Humanity and Boys Team Charity. Currently, he is serving his second term as a board member for the St. Joseph’s Hospital Foundation located in Phoenix, Arizona. Mr. Porter holds a Bachelor of Science degree in Engineering from Arizona State University.

We believe that Mr. Porter’s extensive experience as an executive, his engineering background and knowledge of automotive engines as well as the industrial market qualifies him as a director of the Company.

Family Relationships

There are no family relationships between or among the directors, the director nominees or executive officers.

Involvement in Certain Legal Proceedings

No director, director nominee or executive officer of the Company has been involved in any legal proceeding listed in Item 401(f) of Regulation S-K in the past 10 years.

Director Independence

During the year ended December 31, 2014, we had one independent director, Timothy L. Ford on our Board. Our current Board has determined that, if elected, each of Mr. Greenstein and Mr. Porter will also qualify as independent directors. We evaluate independence by the standards for director independence established by applicable laws, rules, and listing standards including, without limitation, the standards for independent directors established by The New York Stock Exchange, Inc., the NASDAQ National Market, and the Securities and Exchange Commission.

Subject to some exceptions, these standards generally provide that a director will not be independent if (a) the director is, or in the past three years has been, an employee of ours; (b) a member of the director’s immediate family is, or in the past three years has been, an executive officer of ours; (c) the director or a member of the director’s immediate family has received more than $120,000 per year in direct compensation from us other than for service as a director (or for a family member, as a non-executive employee); (d) the director or a member of the director’s immediate family is, or in the past three years has been, employed in a professional capacity by our independent public accountants, or has worked for such firm in any capacity on our audit; (e) the director or a member of the director’s immediate family is, or in the past three years has been, employed as an executive officer of a company where one of our executive officers serves on the compensation committee; or (f) the director or a member of the director’s immediate family is an executive officer of a company that makes payments to, or receives payments from, us in an amount which, in any twelve-month period during the past three years, exceeds the greater of $1,000,000 or two percent of that other company’s consolidated gross revenues.

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Board Leadership Structure

In accordance with our bylaws, our Board of Directors appoints our officers, including our chief executive officer and chief financial officer. Our Board of Directors does not have a policy on whether the role of the chairman and chief executive officer should be separate and, if it is to be separate, whether the chairman should be selected from the non-employee directors or be an employee. Currently, the roles of the chairman of the Board and chief executive officer are separate.

F. Henry Habicht II, Joseph E. Gonnella, and Timothy L. Ford comprise our Board of Directors, with Mr. Habicht serving as our Chairman of the Board. We have determined this leadership structure, as enhanced with the addition of our director nominees, is appropriate for us due to our small size and limited operations and resources. The Board of Directors will continue to evaluate our leadership structure and modify as appropriate based on our size, resources and operations.

The Board’s Role in Risk Oversight

Management is responsible for the day-to-day management of risk and for identifying our risk exposures and communicating such exposures to our Board of Directors. Our Board is responsible for designing, implementing and overseeing our risk management processes. The Board of Directors does not have a standing risk management committee, but administers this function directly through the Board as a whole. The whole Board considers strategic risks and. opportunities and receives reports from its officers regarding risk oversight in their areas of responsibility as necessary. We believe our Board’s leadership structure facilitates the division of risk management oversight responsibilities and enhances the Board’s efficiency in fulfilling its oversight function with respect to different areas of our business risks and our risk mitigation practices.

Board of Directors Meetings

Our Board of Directors held three formal meetings during the fiscal year ended December 31, 2014. All other proceedings of the Board of Directors were conducted by resolutions consented to in writing by the directors and filed with the minutes of the proceedings of the directors. Such resolutions consented to in writing by the directors entitled to vote on that resolution at a meeting of the directors are, according to the Nevada Revised Statutes and our bylaws, as valid and effective as if they had been passed at a meeting of the directors duly called and held. All directors attended all of the meetings of the Board. We do not presently have a policy regarding director attendance at meetings.

Committees of the Board of Directors

We do not currently have standing audit, nominating or compensation committees, or committees performing similar functions. Due to the size of our board, our Board of Directors believes that it is not necessary to have standing audit, nominating or compensation committees at this time because the functions of such committees are adequately performed by our Board of Directors. We do not have an audit, nominating or compensation committee charter as we currently do not have such committees.

Audit Committee

Our Board of Directors has not established a separate audit committee within the meaning of Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Instead, the entire Board of Directors acts as the audit committee within the meaning of Section 3(a)(58)(B) of the Exchange Act and will continue to do so until such time as a separate audit committee has been established. Our Board of Directors has determined that Timothy L. Ford is qualified as an “audit committee financial expert” as defined by applicable SEC rules.

We intend, however, to establish an audit committee of our Board of Directors in the future. We envision that the audit committee will be primarily responsible for reviewing the services performed by our independent auditors and evaluating our accounting policies and our system of internal controls.

Director Nomination Process

Our directors take a critical role in guiding our strategic direction and oversee the management of the Company. Board candidates are considered based upon various criteria, such as their broad-based business and professional skills and experiences, a global business and social perspective, concern for the long-term interests of the stockholders, diversity, and personal integrity and judgment

In addition, directors must have time available to devote to Board activities and to enhance their knowledge in the growing business. Accordingly, we seek to attract and retain highly qualified directors who have sufficient time to attend to their substantial duties and responsibilities to the Company. The Board also believes it appropriate for our Chief Executive Officer to serve as a member of our Board of Directors.

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In carrying out its responsibilities, the Board will consider candidates suggested by stockholders. Our stockholders of record who comply with the advanced notice procedures set forth in our bylaws may nominate candidates for election as directors. Our bylaws currently provide that stockholder nominations of director candidates for an annual meeting of stockholders must be received no earlier than the close of business on the 120th day and not later than the close of business on the 90th day prior to the first anniversary of the date of the previous year’s annual meeting of stockholders (if such meeting is to be held not more than 30 days before or 70 days after the anniversary of the previous year's annual meeting of stockholders) to be timely. The written notice must set forth the information and include the materials required by our bylaws. The advanced notice procedures set forth in our bylaws do not affect the right of stockholders to request the inclusion of proposals in our proxy Statement pursuant to SEC rules.

Any such nomination or proposal should be sent to Louis S. Camilli, our Secretary, at Enerpulse Technologies, Inc. 2451 Alamo Ave SE Albuquerque, New Mexico 87106, and, to the extent applicable, must include the information and other materials required by our bylaws.

We have not received director candidate recommendations from our stockholders, and we do not have a formal policy regarding consideration of such recommendations. However, any recommendations received from stockholders will be evaluated in the same manner that potential nominees suggested by board members, management or other parties are evaluated.

Directors Compensation Table

The following table sets forth compensation of our director who was not our named executive officers for the fiscal year ended December 31, 2014.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)		Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Timothy L. Ford	0.00	0.00	53,329	(1)(2)	0.00	0.00	0.00	53,329

(1)	Under the Equity Incentive Plan, on August 6, 2014, Mr. Ford was granted options to purchase to purchase 49,852 shares of Enerpulse common stock at an exercise price of $0.50 per option. The options have a ten-year term and vest ratably over three years beginning with the first anniversary of the grant. On June 30, 2014, the Enerpulse Board approved a repricing of 13,234 October 15, 2013 option grants from a $3.00 exercise price to $0.75, with immediate vesting. In addition, the Board re-priced a total of 14,916 previous option grants to Mr. Ford from $0.91 exercise price to $0.75, with immediate vesting.

(2)	The amount of the option award is consistent with the estimate of aggregate compensation cost to be recognized over the service period determined as of the grant date under FASB ASC Topic 718, excluding the effect of estimated forfeitures. Amounts also include the incremental fair value recognized for any modifications in July 2012 to the exercise price of previously granted stock options. Refer to footnote 12 in our audited financial statements for the fiscal year ended December 31, 2014 for disclosure of all assumptions utilized in the determination of grant date fair value.

Board Compensation

We have historically granted directors options in consideration of their service.

Directors are not paid for meetings attended. However, we intend to review and consider future proposals regarding board compensation. All travel and lodging expenses associated with corporate matters are reimbursed by us, if and when incurred.

Director Attendance at Annual Meetings

Although we do not have a formal policy regarding attendance by members of our Board of Directors at our annual meeting, we encourage all of our directors to attend.

Communications with our Board of Directors

Stockholders seeking to communicate with our Board of Directors should submit their written comments to our corporate secretary, Louis S. Camilli at Enerpulse Technologies, Inc., 2451 Alamo Ave SE Albuquerque, New Mexico 87106. The corporate secretary will forward such communications to each member of our Board of Directors; provided that, if in the opinion of our corporate secretary it would be inappropriate to send a particular stockholder communication to a specific director, such communication will only be sent to the remaining directors (subject to the remaining directors concurring with such opinion).

Code of Ethics

The Company maintains a Code of Business Conduct and Ethics (the “Code of Ethics”) applicable to its directors, its principal executive officer, and principal financial and accounting officer and persons performing similar functions. In addition, the Code of Ethics applies to all of the Company’s employees, officers, agents and representatives. The Code of Ethics is posted on the Company’s website, www.enerpulse.com, under the heading “Investor Relations, Governance Documents.” Please note, however, that the information contained on the website is not incorporated by reference in, or considered part of, this proxy statement. We will also provide copies of the Code of Ethics as well as our Company’s other corporate governance documents, free of charge, to any stockholder upon written request to Enerpulse Technologies, Inc., 2451 Alamo Ave SE Albuquerque, New Mexico 87106.

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Vote Required; Recommendation of the Board of Directors

If a quorum is present and voting at the Annual Meeting, the five nominees receiving the highest number of votes will be elected to our Board of Directors. Votes withheld from any nominee, abstentions and broker non-votes will be counted only for purposes of determining a quorum. Broker non-votes will have no effect on this proposal as brokers or other nominees are not entitled to vote on such proposal in the absence of voting instructions from the beneficial owner.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE ELECTION OF EACH OF F. HENRY HABICHT II, JOSEPH E. GONNELLA, TIMOTHY L. FORD, IRA GREENSTEIN AND CRAIG PORTER. PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE SO VOTED UNLESS YOU SPECIFY OTHERWISE ON YOUR PROXY CARD.

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PROPOSAL 2:

RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

The Board of Directors has selected GHP Horwath, P.C. as the Company’s independent registered public accountants for the fiscal year ending December 31, 2015 and has further directed that management submit the selection of independent registered public accountants for ratification by the stockholders at the Annual Meeting. GHP Horwath, P.C. has audited Enerpulse Technologies, Inc.’s financial statements (together with its consolidated subsidiary) since its 2013. Representatives of GHP Horwath, P.C. are expected to be available for the Annual Meeting, will have an opportunity to make a statement if they so desire, and will be available to respond to appropriate questions.

Stockholder ratification of the selection of GHP Horwath, P.C. as the Company’s independent registered public accountants is not required by Nevada law, the Company’s amended and restated articles of incorporation, or the Company’s amended and restated bylaws. However, the Board is submitting the selection of GHP Horwath, P.C. to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the Board will reconsider whether to retain that firm. Even if the selection is ratified, the Board in its discretion may direct the appointment of different independent registered public accountants at any time during the year if the Board determines that such a change would be in the best interests of the Company and its stockholders.

The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the Annual Meeting will be required to ratify the selection of GHP Horwath, P.C. Abstentions will be counted toward the tabulation of votes cast on Proposal 2 and will have the same effect as negative votes. Broker non-votes will be counted towards a quorum, but will not be counted for any purpose in determining whether Proposal 2 has been approved.

Independent Registered Public Accountants’ Fees

The following table represents aggregate fees billed to us for services related to the fiscal years ended December 31, 2014 and 2013, by

GHP Horwath, P.C., our independent registered public accounting firm.

	2014	2013
Audit fees (1)	$115,126	$140,945
Audit-related fees	-	-
Tax fees	-	-
All other fees	-	-
Total	$115,126	$140,945

(1)	Audit fees consist of the aggregate fees billed and expected to be billed for professional services rendered for the audits of the Company’s annual financial statements and reviews of its financial statements through December 31, 2014 and 2013 (including out of pocket costs) and also includes fees billed for consents, and assistance with and review of documents filed with the SEC.

Pre-Approval Policies and Procedures

Currently, the Board of Directors, in lieu of an audit committee, pre-approves all audit and other permitted non-audit services provided by our independent auditors. Pre-approval is generally provided for up to one year, is detailed as to the particular category of services and is subject to a monetary limit. Our independent auditors and senior management periodically report to representatives of the Board of Directors the extent of services provided by the independent auditors in accordance with the pre-approval, and the fees for the services performed to date. The Board of Directors may also pre-approve particular services on a case-by-case basis.

Vote Required; Recommendation of the Board of Directors

The affirmative vote of a majority of the shares of common stock present or represented by proxy and entitled to vote at the meeting will be required to ratify the selection of GHP Horwath, P.C. Abstentions will be counted toward the tabulation of votes cast on this proposal and will have the same effect as negative votes. The approval of Proposal 2 is a routine proposal on which a broker or other nominee has discretionary authority to vote. Accordingly, no broker non-votes will likely result from this proposal.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE TO RATIFY THE SELECTION OF GHP HORWATH, P.C.AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2015. PROXIES SOLICITED BY OUR BOARD OF DIRECTORS WILL BE SO VOTED UNLESS STOCKHOLDERS SPECIFY OTHERWISE ON THEIR PROXY CARDS.

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PROPOSAL 3

AMEND THE 2013 EQUITY INCENTIVE PLAN TO
INCREASE THE NUMBER OF SHARES AUTHORIZED TO
BE ISSUED

Our Board of Directors is requesting that stockholders approve an amendment to Enerpulse Technologies, Inc.’s 2013 Equity Incentive Plan, or Plan, to increase the number of shares of common stock authorized for issuance under the Plan to a number equal to ten percent (10%) of the outstanding shares of common stock. Our Plan is the only plan under which equity-based compensation may currently be awarded to our employees, officers, directors and consultants. As of April 17, 2015, the record date, there were 287,650, shares of our common stock remaining available for the grant of equity awards under the Plan. In order to enable us to continue to offer meaningful equity-based incentives, to our employees, officers, directors and consultants, our Board of Directors believes that it is both necessary and appropriate and in the best interest of our Company and stockholders to increase the number of shares of our common stock available for these purposes. As a result, on April 17, 2015, the Board of Directors adopted, subject to stockholder approval at the Annual Meeting, an amendment to the Plan to increase the number of shares of common stock authorized for issuance under the Plan to a number equal to ten percent (10%) of the outstanding shares of common stock. The share increase is the only change to the 2013 Plan, a summary of which is provided below.

If the amendment to the Plan is approved by our stockholders at the Annual Meeting, it will become effective on the date of the Annual Meeting. If the amendment is not approved by our stockholders, then the Plan will remain in effect as it presently exists.

Summary Description of 2013 Equity Incentive Plan

The following is a summary of the principal features of the Plan. All references to the Plan in this section refer to the Plan, as amended by Amendment No. 1 to the Plan.  This description is intended to be a summary of the material provisions of the Plan. It does not purport to be a complete description of all the provisions of the Plan and is qualified in its entirety by reference to the complete text of the Plan, including Amendment No. 1 to the Stock Incentive Plan, which are contained in Annex A in this proxy statement. Capitalized terms in this summary not defined in this proxy statement have the meanings set forth in the Plan.

Purpose and Eligible Participants. The purpose of the Plan is to attract, retain and reward high-quality executive, employees and other persons and entities who provide services to the Company and or its affiliates and subsidiaries, by enabling these persons to acquire a proprietary interest in the Company. As of the mailing date of this Information Statement, 15 individuals and 3 entities are eligible to participate in the Plan.

Types of Awards. The Plan permits the grant of the following types of awards, in the amounts and upon the terms determined by the Committee:

Options. Options may either be incentive stock options (“ISOs”) which are specifically designated as such for purposes of compliance with Section 422 of the Internal Revenue Code or non-qualified stock options (“NSOs”). Options shall vest as determined by the Committee, subject to certain statutory limitations regarding the maximum term of ISOs and the maximum value of ISOs that may vest in one year. The exercise price of each Option shall be determined by the Committee, provided that such price will not be less than the fair market value of a share on the date of the grant of the ISO. The term for the Options may be set by the Committee but in no event shall the term exceed ten (10) years from the date of grant. Recipients of options have no rights as a stockholder with respect to any shares covered by the award until the award is exercised and a stock certificate or book entry evidencing such shares is issued or made, respectively.

Stock Appreciation Rights. Generally, upon exercise of a stock appreciation right (“SAR”), the recipient will receive cash, shares of Company stock, or a combination of cash and stock, with a value equal to the excess of: (i) the fair market value of a specified number of shares of Company stock on the date of the exercise, over (ii) a specified exercise price or grant price. The grant price of a stock appreciation right and all other terms and conditions will be established by the Committee in its sole discretion. The term of a stock appreciation right will be set by the Committee but in no event will the term exceed ten (10) years from the date of grant.

Restricted Stock Awards.     Restricted stock awards consist of shares granted to a participant that are subject to one or more risks of forfeiture. Restricted stock awards may be subject to risk of forfeiture based on the passage of time or the satisfaction of other criteria, such as continued employment or Company performance. Recipients of restricted stock awards are entitled to vote and receive dividends attributable to the shares underlying the award beginning on the grant date.

Restricted Stock Units.     Restricted stock units consist of a right to receive shares in the future in consideration of the performance of services, but subject to the fulfillment of such conditions during the Restriction Period as the Board may specify. Each such grant or sale may be made without additional consideration or in consideration of a payment by a Participant that is less than the Fair Market Value at the date of grant. Recipients of restricted stock units have no rights as a stockholder with respect to any shares covered by the award until the date a stock certificate or book entry evidencing such shares is issued or made, respectively.

Performance Awards.     Performance awards are earned upon achievement of performance objectives during a performance period established by the Committee. Recipients of performance awards have no rights as a stockholder with respect to any shares covered by the award until the date a stock certificate or book entry evidencing such shares is issued or made, respectively.

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Number of Shares. Subject to adjustment as provided in the Plan, in 2013 the stockholders approved 1,500,000 shares of Common Stock to be reserved and available for delivery in connection with awards under the Plan, provided, however, that the total number of shares of Common Stock with respect to which ISOs may be granted shall not exceed 1,500,000. The current proposal will increase the number of shares of common stock authorized for issuance under the Plan to a number equal to ten percent (10%) of the outstanding shares of common stock.

Any shares of Common Stock delivered under the Plan shall consist of authorized and issued or unissued shares or treasury shares, including common stock acquired by purchase in the open market or in private transactions. Subject to the adjustments provided in Section 13(d) of the Plan, no contraction of the number of shares of Common Stock outstanding will affect the validity or enforceability of any awards then outstanding.

Administration. Subject to the terms of the Plan, the Compensation Committee of the Board (the “Committee”), or if none, the Board, shall have full and final authority, in each case subject to and consistent with the provisions of the Plan, to: interpret the provisions of the Plan; select Eligible Employees, Directors and Consultants to become Participants; make Awards; determine the type, number and other terms and conditions of, and all other matters relating to, Awards; prescribe Award agreements (which need not be identical for each Participant); adopt, amend and rescind rules and regulations for the administration of the Plan; construe and interpret the Plan and Award agreements and correct defects, supply omissions or reconcile inconsistencies therein; and make all other decisions and determinations as the Committee may deem necessary or advisable for the administration of the Plan. Except as otherwise determined by the Board, unless the context otherwise requires, all actions and determinations that the Plan contemplates that the Board may take may be taken by the Committee in its stead.

Amendments.      The Board, or the Committee acting pursuant to such authority as may be delegated to it by the Board, may amend, alter, suspend, discontinue or terminate the Plan or the Committee’s authority to grant Awards under the Plan, provided that, without the consent of an affected Participant, except as otherwise contemplated by the Plan or the terms of an Award agreement, no such Board action may materially and adversely affect the rights of a Participant under any previously granted and outstanding Award. Except as otherwise provided in the Plan, the Committee may waive any conditions or rights under, or amend, alter, suspend, discontinue or terminate any Award theretofore granted and any Award agreement relating thereto, provided that, without the consent of an affected Participant, except as otherwise contemplated by the Plan or the terms of an Award agreement, no Committee action may materially and adversely affect the rights of such Participant under such Award.

Term.     The Committee may grant awards pursuant to the Plan until it is discontinued or terminated; provided, however, that no Award may be granted under the Plan after September 4, 2023.

Change of Control.     Unless otherwise provided in the terms of an award, upon a Change of Control of the Company, as defined in the Plan, (i) any option carrying a right to exercise that was not previously exercisable and vested shall become fully exercisable and vested, subject to certain restrictions set forth in the Plan, as of the time of the Change of Control and shall remain exercisable and vested for the balance of the stated term of such option; (ii) any stock appreciation rights outstanding as of the date the Change of Control occurs will become fully vested and will be exercisable in accordance with procedures established by the Committee; (iii) any restrictions and other conditions applicable to any restricted stock or restricted stock units held by the Participant will lapse and such restricted stock or restricted stock units will become fully vested as of the date of the Change of Control; (iv) any performance awards held by the Participant relating to performance periods before the performance period in which the Change of Control occurs that have been earned but not paid will become immediately payable in cash; and (v) any other stock-based awards that vest solely on the basis of the passage of time will be treated in connection with a Change of Control in the same manner as are awards of restricted shares and restricted stock units.

Payment.     Payment of Awards may be in the form of cash, Stock, other Awards or combinations thereof as the Committee may determine, and with such restrictions as it may impose. The Committee, either at the time of grant or by subsequent amendment, may require or permit deferral of the payment of Awards under such rules and procedures as it may establish. It also may provide that deferred settlements include the payment or crediting of interest or other earnings on the deferred amounts, or the payment or crediting of dividend equivalents where the deferred amounts are denominated in Stock equivalents.

Transfer Restrictions.     No Award or other right or interest of a Participant under the Plan shall be pledged, hypothecated or otherwise encumbered or subject to any lien, obligation or liability of such Participant to any party (other than the Company or a subsidiary), or assigned or transferred by such Participant otherwise than by will or the laws of descent and distribution or to a Beneficiary upon the death of a Participant, and Options, SARs or Other Stock-Based Awards that may be exercisable shall be exercised during the lifetime of the Participant only by the Participant or his or her guardian or legal representative, except that Options (other than ISOs), SARs and Other Stock-Based Awards may be transferred to one or more Beneficiaries or other transferees during the lifetime of the Participant, and may be exercised by such transferees in accordance with the terms of such Option, SAR, or Other Stock Based Award but only if and to the extent such transfers are permitted by the Committee pursuant to the express terms of an Option, SAR or Other Stock-Based Award agreement (subject to any terms and conditions which the Committee may impose thereon). A Beneficiary, transferee, or other person claiming any rights under the Plan from or through any Participant shall be subject to all terms and conditions of the Plan and any Award agreement applicable to such Participant, except as otherwise determined by the Committee, and to any additional terms and conditions deemed necessary or appropriate by the Committee.

New Plan Benefits. The amount of future awards will be determined by the Committee. The Plan does not require awards in specific amounts or to specific recipients or provide formulae to determine the amount or recipient of awards. As a result, the Company cannot determine the awards that will be made under the Plan or that would have been made in the past if the Plan had been in place.

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Federal Income Tax Matters

Options.     Under present law, an optionee will not recognize any taxable income on the date an NSO is granted pursuant to the Plan. Upon exercise of the option, however, the optionee must recognize, in the year of exercise, compensation taxable as ordinary income in an amount equal to the difference between the option price and the fair market value of Company common stock on the date of exercise. Upon the sale of the shares, any resulting gain or loss will be treated as capital gain or loss. The Company will receive an income tax deduction in its fiscal year in which NSOs are exercised equal to the amount of ordinary income recognized by those optionees exercising options, and must comply with applicable tax withholding requirements.

ISOs granted under the Plan are intended to qualify for favorable tax treatment under Section 422 of the Internal Revenue Code. Under Section 422, an optionee recognizes no taxable income when the option is granted. Further, the optionee generally will not recognize any taxable income when the option is exercised if he or she has at all times from the date of the option’s grant until three months before the date of exercise been an employee of the Company. The Company ordinarily is not entitled to any income tax deduction upon the grant or exercise of an incentive stock option. This favorable tax treatment for the optionee, and the denial of a deduction for the Company, will not, however, apply if the optionee disposes of the shares acquired upon the exercise of an incentive stock option within two years from the granting of the option or one year from the receipt of the shares.

Restricted Stock Awards. Generally, no income is taxable to the recipient of a restricted stock award in the year that the award is granted. Instead, the recipient will recognize compensation taxable as ordinary income equal to the fair market value of the shares in the year in which the risks of forfeiture restrictions lapse. Alternatively, if a recipient makes an election under Section 83(b) of the Internal Revenue Code, the recipient will, in the year that the restricted stock award is granted, recognize compensation taxable as ordinary income equal to the fair market value of the shares on the date of the award. The Company normally will receive a corresponding deduction equal to the amount of compensation the recipient is required to recognize as ordinary taxable income, and must comply with applicable tax withholding requirements.

Restricted Stock Units. A recipient of restricted stock units will generally recognize compensation taxable as ordinary income in an amount equal to the fair market value of the shares (or the amount of cash) distributed to settle the restricted stock units on the vesting date(s). The Company normally will receive a corresponding deduction at the time of vesting, equal to the amount of compensation the recipient is required to recognize as ordinary taxable income, and must comply with applicable tax withholding requirements.

Performance Awards. A recipient of performance awards will recognize compensation taxable as ordinary income equal to the value of the shares of Company common stock or the cash received, as the case may be, in the year that the recipient receives payment. The Company normally will receive a deduction equal to the amount of compensation the recipient is required to recognize as ordinary taxable income, and must comply with applicable tax withholding requirements.

Stock Appreciation Rights. Generally, a recipient of a stock appreciation right will recognize compensation taxable as ordinary income equal to the value of the shares of Company common stock or the cash received in the year that the stock appreciation right is exercised. The Company normally will receive a corresponding deduction equal to the amount of compensation the recipient is required to recognize as ordinary taxable income, and must comply with applicable tax withholding requirements.

THE FOREGOING IS ONLY A SUMMARY OF THE EFFECT OF U.S. FEDERAL INCOME TAXATION WITH RESPECT TO THE GRANT AND EXERCISE OF AWARDS UNDER THE EQUITY INCENTIVE PLAN. IT DOES NOT PURPORT TO BE COMPLETE, AND DOES NOT DISCUSS THE TAX CONSEQUENCES OF AN INDIVIDUAL’S DEATH OR THE PROVISIONS OF THE INCOME TAX LAWS OF ANY MUNICIPALITY, STATE OR FOREIGN COUNTRY IN WHICH ANY ELIGIBLE INDIVIDUAL MAY RESIDE.

Future Awards under the Plan

Awards under the Plan are granted at the discretion of the Board of Directors or any committee appointed to administer the Plan. Accordingly, future awards under the Plan are not determinable.

Vote Required; Recommendation of the Board of Directors

The affirmative vote of a majority of the shares of common stock present or represented by proxy and entitled to vote at the meeting will be required to approve the amendment to the Plan.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE TO APPROVE THE AMENDMENT TO THE PLAN.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information known to us regarding the beneficial ownership of common stock as of March 31, 2015 by: (i) each person known to the Company to beneficially own more than 5% of its outstanding shares of common stock at such date; (ii) each of the Company’s Directors at such date; (iv) the Company’s “Named Executive Officers”; and (v) all Directors and executive officers as a group at such date.

Under the terms of the certain outstanding convertible securities of the Company, a stockholder may not convert or exercise such securities to the extent such conversion or exercise would cause such stockholder, together with its affiliates, to beneficially own a number of shares of common stock which would exceed 9.99% (or 4.99%, as applicable) of our then outstanding shares of common stock following such conversion or exercise, excluding for purposes of such determination shares of common stock issuable upon conversion or exercise of convertible securities which have not been converted or exercised. The number of shares in the second column does not reflect this limitation. However, the percentage set forth in the third column does reflect this limitation.

Beneficial Owner Name and Address	Number of Shares Beneficially Owned(1) (2)	Percentage of Shares Beneficially Owned(2)(3)
5% or Greater Beneficial Owners:

Freepoint Commerce Marketing LLC(4)	873,775	5.98%
AIGH Investment Entities(5)	7,049,500	9.99%
Roth Capital Partners LLC(6)	4,293,500	9.99%
Globis Entities(7)	2,292,149	9.99%
The Hewlett Fund(8)	917,500	6.00%
Jayvee Entities(9)	4,500,000	9.99%
SAIL Entities(10)	5,235,381	32.45%
Teymuraz Tkebuchava(11)	1,500,000	9.36%

Directors:
F. Henry Habicht II(12)	5,235,381	32.45%
Timothy L. Ford(13)	65,650	*

Named Executive Officers:
Joseph E. Gonnella(14)	470,935	3.14%
Louis S. Camilli(15)	977,540	6.49%
Bryan C. Templeton(16)	126,398	*

All Current Directors and Executive Officers as a Group (5 persons)	6,875,904	39.70%

(1)	To our knowledge, unless otherwise indicated in the footnotes to this table, we believe that each of the persons named in the table has sole voting and investment power with respect to all shares shown as beneficially owned by them, subject to community property laws where applicable (or other beneficial ownership shared with a spouse) and the information contained in this table and these notes.

(2)	Beneficial ownership has been determined in accordance with SEC rules, which generally attribute beneficial ownership of securities to each person who possesses, either solely or shared with others, the power to vote or dispose of those securities. These rules also treat as beneficially owned all shares that a person would receive upon exercise of stock options or warrants held by that person that are immediately exercisable or exercisable within 60 days of the determination date, which is March 31, 2015 for this purpose. Such shares are deemed to be outstanding for the purpose of computing the number of shares beneficially owned and the percentage ownership of the person holding such options or warrants, but these shares are not treated as outstanding for the purpose of computing the percentage ownership of any other person.

(3)	The percentage of the Company beneficially owned is based on 14,532,380 shares of Company common stock issued and outstanding on March 31, 2015.

(4)	Includes 786,275 shares of our common stock and 87,500 shares of our common stock underlying a warrant. Freepoint Commodities Investments LLC is the sole managing member of Freepoint Commerce Marketing LLC. Freepoint Commodities LLC is the sole managing member of Freepoint Commodities Investments LLC. Robert Feilbogen and David Messer are the managers of Freepoint Commodities LLC. In their capacities as managers of Freepoint Commodities LLC, Mr. Feilbogen and Mr. Messer have shared voting and dispositive power (including the right to exercise any or all of shares underlying the Freepoint Warrant) in respect of the shares of our common stock owned by Freepoint Commerce Marketing LLC. The business address for each of Freepoint Commodities Investments LLC, Freepoint Commerce Marketing LLC, Freepoint Commodities LLC and Messrs. Feilbogen and Messer is 58 Commerce Road, Stamford, CT 06902.

(5)	For purposes of disclosure herein, the “AIGH Investment Entities” consist of AIGH Investment Partners LP (“AIGH Investment LP”) and AIGH Investment Partners LLC (“AIGH Investment LLC”).

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Includes (i) 1,124,500 shares of our common stock, (ii) 3,950,000 shares of our common stock underlying convertible notes, and (iii) 1,975,000 shares of our common stock underlying warrants. In addition, the beneficial ownership disclosure in the second and third columns disregard 1,382,667 shares of our common stock underlying other warrants that are subject to a 4.99% beneficial ownership blocker. Orin Hirschman is the general partner of AIGH Investment LP and is the President of AIGH Investment LLC and has voting and dispositive power over the shares held by the AIGH Investment Entities. The business address for each of AIGH Investment LP, AIGH Investment LLC and Mr. Hirschman is 6006 Berkeley Avenue, Baltimore, MD 21209.

(6)	Includes (i) 156,000 shares of our common stock directly held by BTG Investments LLC (“BTG”), (ii) 1,287,500 shares of our common stock directly held by Roth Capital Partners, LLC ("Roth Capital"), (iii) 1,200,000 shares of our common stock underlying a convertible note directly held by BTG, (iv) 600,000 shares of our common stock underlying a warrant directly held by BTG and (v) 1,050,000 shares of our common stock underlying a warrant directly held by Roth Capital. In addition, the beneficial ownership disclosure in the second and third columns disregard 1,331,250 shares of our common stock underlying other warrants that are subject to a 4.99% beneficial ownership blocker.

Roth Capital, the sole member of BTG, may be deemed the beneficial owner of these shares. Mr. Byron C. Roth, who is the chairman and chief executive officer of CR Financial Holdings, Inc., a California corporation, which controls Roth Capital, may be deemed the beneficial owner of these shares. Each person listed in this footnote (other than Roth Capital) disclaims beneficial ownership over these shares. The business address for each of BTG, Roth Capital and Mr. Roth is 888 San Clemente Drive, 4th Fl., Newport Beach, CA 92660.

(7)	For purposes of disclosure herein, the “Globis Entities” consist of Globis Capital Partners LP (“Globis Capital”), Globis Overseas Fund Ltd. (“Globis Overseas”) and Globis Asia, LLC (“Globis Asia”).

Includes (i) 1,354,649 shares of our common stock, (ii) 625,000 shares of our common stock underlying convertible notes, and (iii) 625,000 shares of our common stock underlying warrants. In addition, the beneficial ownership disclosure in the second and third columns disregard 590,625 shares of our common stock underlying other warrants that are subject to a 4.99% beneficial ownership blocker. Paul Packer is (a) the managing member of Globis Capital Advisors LLC, which is the general partner of Globis Capital; (b) the managing member of Globis Capital LLC, which is the general partner of Globis Capital Management LP, which is the investment manager for Globis Overseas; and (c) the managing member of Globis Asia. Thus Mr. Packer has voting and dispositive power over the shares held by each of Globis Capital, Globis Overseas and Globis Asia. The business address of each of the Globis Entities, Globis Capital Advisors LLC, Globis Capital LLC, Globis Capital Management LP and Mr. Packer is 805 3rd Avenue, 15th Floor, New York, NY 10022.

(8)	Includes (i) 167,500 shares of our common stock, (ii) 500,000 shares of our common stock underlying a convertible note, and (iii) 250,000 shares of our common stock underlying a warrant. In addition, the beneficial ownership disclosure in the second and third columns disregard 187,500 shares of our common stock underlying other warrants that are subject to a 4.99% beneficial ownership blocker. Martin Chopp has voting and dispositive power over these shares. The business address of each of The Hewlett Fund and Mr. Chopp is 100 Merrick Road, Suite 400W, Rockville Centre, NY 11570.

(9)	For purposes of disclosure herein, the “Jayvee Entities” consist of Jayvee and Co. C/O YVRF2001002 (“Jayvee 2001”) and Jayvee and Co. C/O YVRF6001002 (“Jayvee 6001”).

Includes 3,000,000 shares of our common stock underlying convertible notes and 1,500,000 shares of our common stock underlying warrants. Messrs. Matthew Wood, John Thiessen and Jeff McCord are the directors of Vertex One Asset Management Inc., which is the portfolio advisor for each of the Jayvee Entities and have shared voting and dispositive power in respect of our common stock owned by the Jayvee Entities. The business address of each of the Jayvee Entities, Vertex One Asset Management, Inc., and Messrs. Matthew Wood, John Thiessen and Jeff McCord is #1920-1177 W. Hastings St., Vancouver, BC V6E 2K3.

(10)	Includes 3,635,810 shares of our common stock and 1,599,571 shares of our common stock underlying warrants.

For purposes of disclosure herein, the “SAIL Entities” consist of SAIL Exit Partners, LLC (“SAIL Exit Partners”) and SAIL Co-Investment Partners Cayman, LP (“SAIL Co-Investment Partners Cayman”).

SAIL Exit Partners is a limited liability company, investing in early stage technology companies. The principal business of SAIL Venture Partners II, LLC, is to act as a general partner of SAIL Venture Partners II, LP and a manager of SAIL Exit Partners. SAIL Venture Partners II, LLC, as manager of SAIL Exit Partners, may be deemed to beneficially own the securities owned by SAIL Exit Partners insofar as it has the power to direct the voting and disposition of such securities. The manager of SAIL Venture Partners II, LLC, is SAIL Venture Management, LLC. The principal business of SAIL Venture Management, LLC is to act as the manager of SAIL Venture Partners II, LLC. SAIL Venture Management, as manager of SAIL Venture Partners II, LLC, may be deemed to beneficially own the securities owned by SAIL Exit Partners insofar as it has the power to direct the voting and disposition of such securities. The managing members of SAIL Venture Management are Walter L. Schindler and F. Henry Habicht II (the “SAIL Exit Managing Members”). A unanimous vote of the SAIL Exit Managing Members is required to vote or dispose of the Company's securities held by SAIL Exit Partners.

SAIL Co-Investment Partners Cayman is a limited partnership, investing in early stage technology companies,. The principal business of SAIL Holdings II, LLC is to act as general partner of SAIL Co-Investment Partners Cayman. SAIL Holdings II, LLC, as general partner of SAIL Co-Investment Partners Cayman, may be deemed to beneficially own the securities owned by SAIL Co-Investment Partners Cayman insofar as it has the power to direct the voting and disposition of such securities. SAIL Capital Management, LLC and SAIL Cayman Adolfo Management, LLC are co-managers of SAIL Holdings II, LLC. The principal business of SAIL Capital Management and SAIL Cayman Adolfo Management is to act as manager of SAIL Holdings II, LLC. SAIL Capital Management, LLC and SAIL Cayman Adolfo Management, LLC, as co-managers of SAIL Holdings II, LLC, may be deemed to beneficially own the securities owned by SAIL Holdings II, LLC insofar as they have the power to direct the voting and disposition of such securities. The managing members of SAIL Capital Management are Walter L. Schindler and F. Henry Habicht II (the “SAIL Holdings II Managing Members”). A unanimous vote of the SAIL Holdings II Managing Members is required to vote or dispose of the Company's securities held by SAIL Co-Investment Partners Cayman.

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The principal business address of each of the SAIL Entities, SAIL Venture Partners II, LLC, SAIL Venture Partners II, LP, SAIL Venture Management, LLC, the SAIL Exit Managing Members, SAIL Holdings II, LLC, SAIL Capital Management, LLC, SAIL Cayman Adolfo Management, LLC and the SAIL Holdings II Managing Members is 3161 Michelson Drive, Suite 750, Irvine, CA 92612.

(11)	Includes 1,000,000 shares of our common stock underlying a convertible note and 500,000 shares of our common stock underlying a warrant. The business address for Mr. Tkebuchava is 110 Stuart Street, Boston MA 02116.

(12)	Mr. Habicht, by reason of being a managing member of SAIL Venture Management and SAIL Capital Management, may be deemed to beneficially own 5,235,381 shares of our Common Stock, which includes 3,635,810 shares of our common stock and 1,159,571 shares of our common stock underlying warrants as described in Footnote (10) above.

(13)	Includes (i) 28,150 shares of our common stock underlying vested options, (ii) 25,000 shares of our common stock underlying a convertible note and (iii) 12,500 shares of our common stock underlying a warrant. The business address for Mr. Ford is c/o Enerpulse Technologies, Inc., 2451 Alamo Ave SE, Albuquerque, NM 87106.

(14)	Includes (i) 180,310 shares of our common stock underlying vested options, (ii) 193,750 shares of our common stock underlying a convertible note and (iii) 96,875 shares of our common stock underlying a warrant. The business address for Mr. Gonnella is 2451 Alamo Ave SE, Albuquerque, NM 87106.

(15)	Includes (i) 450,436 shares of our common stock, (ii) 211,567 shares of our common stock underlying vested options, (iii) 200,000 shares of our common stock underlying a convertible note and (iv) 115,337 shares of our common stock underlying warrants. The business address for Mr. Camilli is 2451 Alamo Ave SE, Albuquerque, NM 87106.

(16)	Includes (i) 51,398 shares of our common stock underlying vested options, (ii) 50,000 shares of our common stock underlying a convertible note and (iii) 25,000 shares of our common stock underlying a warrant. The business address for Mr. Templeton is 2451 Alamo Ave SE, Albuquerque, NM 87106.

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EXECUTIVE COMPENSATION AND OTHER INFORMATION

Our Executive Officers

The table below sets forth the name, age and position of each of our executive officers as of March 31, 2015.

Name	Age	Position
Joseph E. Gonnella	68	Chief Executive Officer and Director
Bryan C. Templeton	52	Chief Financial Officer and Treasurer
Louis S. Camilli	68	President, Secretary and Chief Technology Officer

Business Experience

The following is a brief account of the education and business experience of our current executive officers:

The biography of Joseph E. Gonnella can be found under “Proposal 1 — Election of Directors.”

Louis S. Camilli, President, Secretary and Chief Technology Officer—Mr. Camilli is currently the President and Chief Technology officer of Enerpulse. Mr. Camilli held these positions at Enerpulse, Inc. since it was founded in May 1998. He is the developer of the Pulstar® technology in which the Company holds a patent. From December 1994 to May 1998, Mr. Camilli served as president of HDI Systems, Inc., the incubator for all technology commercialized by the Company, where he developed and patented the first pulse power ignition devices. None of the aforementioned companies are a parent, subsidiary or affiliate of the Company, except for Enerpulse, Inc. Mr. Camilli obtained a BA in Mathematics from Texas A&M University in 1968 and was awarded an Honorary Doctorate from the Mexican Ecological Movement in 1987 for air quality work conducted in Mexico City.

Bryan C. Templeton, Chief Financial Officer and Treasurer—Mr. Templeton is currently the Chief Financial Officer of Enerpulse. Mr. Templeton held this same position at Enerpulse, Inc. since June 2007. Prior to his time at Enerpulse, Inc., he served in various capacities from January 2001 to October 2006 for Sandia Foods, a franchise restaurant operator in the Southwest U.S., where he provided financial and operational support for over 60 restaurant operating managers throughout the Southwest. From 1985 to 2001, he worked at Mobil Oil where he held accounting and financials staff positions as well as supervisory positions. None of the aforementioned companies are a parent, subsidiary or affiliate of the Company, except for Enerpulse, Inc. Mr. Templeton earned a BBA in Finance from Baylor University in 1984 and an MBA in Finance from the University of North Texas in 1992.

Summary of Executive Compensation

Summary Compensation Table

The following summary compensation table indicates the cash and non-cash compensation earned from Enerpulse during the fiscal years ended December 31, 2014 and 2013 by the named executive officers of Enerpulse.

Name and Principal Position	Year	Salary	Bonus	Stock Awards	Option Awards(9)		Non-Equity Incentive Plan Compensation	Nonqualified Deferred Compensation		All Other Compensation		Total
Joseph E. Gonnella, Chief Executive Officer	2014	$228,351	$-	$-	$235,198	(2)	$-	$-		$42,720	(3)	$506,269
	2013	$194,039	$-	$-	$108,826	(1)	$-	$-		$-		$302,865

Louis S. Camilli, President, Secretary, and Chief Technology Officer	2014	$170,956	$-	$-	$224,418	(5)	$-	$-		$-		$395,374
	2013	$144,481	$-	$-	$97,974	(4)	$-	$-		$-		$242,455

Bryan C. Templeton, Chief Financial Officer	2014	$148,424	$-	$-	$78,322	(7)	$-	$-		$-		$226,748
	2013	$111,269	$-	$-	$49,922	(6)	$-	$-		$-		$161,191

Charles Stewart, Former Chief Executive Officer	2014	$-	$-	$-	$-		$-	$-		$-		$-
	2013	$-	$-	$-	$-		$-	$7,615	(8)	$-		$7,615

(1)	Under the 2013 Enerpulse incentive plan, on October 15, 2013, Mr. Gonnella was granted options to purchase 60,982 shares of Enerpulse common stock at an exercise price of $3.00 per option. The options have a ten-year term and vest ratably over three years beginning with the first anniversary of the grant.

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(2)	Under the Enerpulse Technologies, Inc. 2013 Equity Incentive Plan (the “Plan”), on August 6, 2014, Mr. Gonnella was granted options to purchase 160,790 shares of Enerpulse common stock at an exercise price of $0.50 per option. The options have a ten-year term and vest ratably over three years beginning with the first anniversary of the grant. On June 30, 2014, the Enerpulse Board approved a repricing of the October 15, 2013 option grants from a $3.00 exercise price to $0.75, with immediate vesting. In addition, the Board re-priced a total of 128,277 additional option grants for Mr Gonnella with a previous exercise price of $0.91 to $0.75, with immediate vesting.

(3)	In 2014, Mr. Gonnella received commuting expense of $42,720 for travel from his home in Michigan to New Mexico. Expenses included airfare, lodging and other expenses related to his commute.

(4)	Under the Plan, on October 15, 2013, Mr. Camilli was granted options to purchase 54,901 shares of Enerpulse common stock at an exercise price of $3.00 per option. The options have a ten-year term and vest ratably over three years beginning with the first anniversary of the grant.

(5)	Under the Plan, on August 6, 2014, Mr. Camilli was granted options to purchase 183,204 shares of Enerpulse common stock at an exercise price of $0.50 per option. The options have a ten-year term and vest ratably over three years beginning with the first anniversary of the grant. On June 30, 2014, the Enerpulse Board approved a repricing of the October 15, 2013 option grants from a $3.00 exercise price to $0.75, with immediate vesting. In addition, the Board re-priced a total of 156,666 additional option grants to Mr. Camilli from a $1.01 exercise price to $0.75 with immediate vesting.

(6)	Under the Plan, on October 15, 2013, Mr. Templeton was granted options to purchase 24,052 shares of Enerpulse common stock at an exercise price of $3.00 per option. The options have a ten year term and vest ratably over three years beginning with the first anniversary of the grant.

(7)	Under the Plan, on August 6, 2014, Mr. Templeton was granted options to purchase 50,393 shares of Enerpulse common stock at an exercise price of $0.50 per option. The options have a ten year term and vest ratably over three years beginning with the first anniversary of the grant. On June 30, 2014, the Enerpulse Board approved a repricing of the October 15, 2013 option grants from a $3.00 exercise price to $0.75, with immediate vesting. In addition, the Board re-priced a total of 27,346 additional option grants to Mr. Templeton from $0.91 exercise price to $0.75 with immediate vesting.

(8)	In connection with Mr. Stewart’s resignation from Enerpulse, Enerpulse’s board approved the acceleration of the payment of $7,615 in deferred compensation from 2010 and 2011, which were paid in 2013. Under the terms of the 2011 Non-Qualified Deferred Compensation Plan, such amounts were originally to be paid upon the consummation of a change of control as defined under the plan.

(9)	The amount of the option award is consistent with the estimate of aggregate compensation cost to be recognized over the service period determined as of the grant date under FASB ASC Topic 718, excluding the effect of estimated forfeitures. Amounts also include the incremental fair value recognized for any modifications in July 2012 to the exercise price of previously granted stock options. Refer to footnote 12 in Enerpulse’s audited financial statements for the disclosure of all assumptions utilized in the determination of grant date fair value.

Narrative Disclosure to Summary Compensation Table

Employment Agreements

In October 2004, Enerpulse, Inc. entered into an executive employment agreement with Mr. Camilli to serve as its President and Chairman of the Board with an annual salary in 2004 of $99,996. The employment agreement does not have a termination date. As of February 2009, Mr. Camilli no longer serves as Chairman of the Board or a director of Enerpulse, Inc.

Under the agreement, Mr. Camilli is also entitled to receive an annual discretionary cash bonus, which will be paid based on Mr. Camilli’s achievement of certain sales, profit and/or other agreed upon management objectives. Mr. Camilli is eligible to participate in our equity incentive plan with grants and vesting schedules as determined by the Board from time to time. As discussed above, Mr. Camilli is also entitled to receive severance upon a termination of his employment for cause and deferred compensation payments upon a change in control.

We do not have any employment agreements with any of our other officers.

Repricing of Outstanding Options

In June 2014, our Board of Directors approved cancellation of existing options for an aggregate of 676,388 shares of common stock underlying such options with exercise prices between $0.91 and $3.00 per share. Replacement options were authorized for the same aggregate number of underlying shares of our common stock with the same expiration date as the cancelled options. The replacement options provided for immediate vesting of all of the shares of our common stock underlying the cancelled options and an exercise price of $0.75 per share. The exercise price was, determined by our Board of Directors and established as the higher of (i) the closing price of our common stock on June 30, 2014 or (ii) the $0.75 offering price established at the close of Initial Public Offering.

Change in Control Benefits

Our named executive officers may become entitled to certain benefits or enhanced benefits in connection with a change in control of our Company, as described below under “—Potential Payments upon Termination or Change in Control.”

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Outstanding Equity Awards at Fiscal Year-End

The following table sets forth for each named executive officer and director certain information concerning the outstanding equity awards as of December 31, 2014.

Name	Number of Securities Underlying Unexercised Options (#)		Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)		Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date ($)
Joseph E Gonnella	0		160,790	(1)	0	0.50	07/17/2024
Joseph E Gonnella	60,982	(2)	0		0	0.75	10/16/2023
Joseph E Gonnella	59,664	(3)	0		0	0.75	12/04/2022
Joseph E Gonnella	59,664	(4)	0		0	0.75	04/28/2016
Joseph E Gonnella	4,475	(5)	0		0	0.75	10/07/2015
Joseph E Gonnella	4,475	(6)	0		0	0.75	06/30/2015
Louis S Camilli	0		183,204	(7)	0	0.50	07/17/2024
Louis S Camilli	54,901	(8)	0		0	0.75	10/16/2023
Louis S Camilli	89,495	(9)	0		0	0.75	08/06/2025
Louis S Camilli	37,339	(10)	0		0	0.75	12/15/2016
Louis S Camilli	29,832	(11)	0		0	0.75	12/04/2022
Bryan C Templeton	0		50,393	(12)	0	0.50	07/17/2024
Bryan C Templeton	24,052	(13)	0		0	0.75	10/16/2023
Bryan C Templeton	9,944	(14)	0		0	0.75	01/19/2022
Bryan C Templeton	9,944	(15)	0		0	0.75	08/06/2025
Bryan C Templeton	2,486	(16)	0		0	0.75	06/05/2018
Bryan C Templeton	4,972	(17)	0		0	0.75	04/05/2017

(1)	Under the Plan, on August 6, 2014, Mr. Gonnella was granted options to purchase 160,790 shares of our common stock at an exercise price of $0.50 per option. The options have a ten year term and vest ratably over three years beginning with the first anniversary of the grant.

(2)	Under the Plan, on October 15, 2013, Mr. Gonnella was granted options to purchase 60,982 shares of our common stock at an exercise price of $3.00 per option. The options have a ten year term and vest ratably over three years beginning with the first anniversary of the grant. On June 30, 2014, the Enerpulse Board approved a repricing of the October 15, 2013 option grants from a $3.00 exercise price to $0.75, with immediate vesting.

(3)	Under the Enerpulse, Inc. incentive plan (as adjusted for the completion of the Merger), on April 28, 2011 Mr. Gonnella was granted options to purchase 59,664 shares of our common stock at an exercise price of $0.91 per option. The options have a ten year term and vest ratably over three years beginning with the first anniversary of the grant. On June 30, 2014, the Enerpulse Board approved a repricing of the above merger adjusted option grants from a $0.91 exercise price to $0.75, with immediate vesting.

(4)	Under the Enerpulse, Inc. incentive plan (as adjusted for the completion of the Merger), on December 1, 2012, Mr. Gonnella was granted options to purchase 59,664 shares of our common stock at an exercise price of $0.91 per option. The options have a ten year term and vest ratably over three years beginning with the first anniversary of the grant. On June 30, 2014, the Enerpulse Board approved a repricing of the above merger adjusted option grants from a $0.91 exercise price to $0.75, with immediate vesting.

(5)	Under the Enerpulse, Inc. incentive plan (as adjusted for the completion of the Merger), in 2005, Mr. Gonnella was granted options to purchase 4,475 shares of our common stock at an exercise price of $0.91 per option. The options are fully vested. On June 30, 2014, the Enerpulse Board approved a repricing of the above merger adjusted option grants from a $0.91 exercise price to $0.75.

(6)	Under the Enerpulse, Inc. incentive plan (as adjusted for the completion of the Merger), in 2004, Mr. Gonnella was granted options to purchase 4,475 shares of our common stock at an exercise price of $0.91 per option. The options are fully vested. On June 30, 2014, the Enerpulse Board approved a repricing of the above merger adjusted option grants from a $0.91 exercise price to $0.75.

(7)	Under the Plan, on August 6, 2014, Mr. Camilli was granted options to purchase 183,204 shares of our common stock at an exercise price of $0.50 per option. The options have a ten year term and vest ratably over three years beginning with the first anniversary of the grant.

(8)	Under the Plan, on October 15, 2013, Mr. Camilli was granted options to purchase 54,901 shares of our common stock at an exercise price of $3.00 per option. The options have a ten year term and vest ratably over three years beginning with the first anniversary of the grant. On June 30, 2014, the Enerpulse Board approved a repricing of the October 15, 2013 option grants from a $3.00 exercise price to $0.75, with immediate vesting.

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(9)	Under the Enerpulse, Inc. incentive plan (as adjusted for the completion of the Merger), on August 5, 2010, Mr. Camilli was granted options to purchase 89,495 shares of our common stock at an exercise price of $1.01 per option. The options have a ten year term and vest ratably over three years beginning with the first anniversary of the grant. On June 30, 2014, the Enerpulse Board approved a repricing of the above merger adjusted option grants from a $0.91 exercise price to $0.75, with immediate vesting.

(10)	Under the Enerpulse, Inc. incentive plan (as adjusted for the completion of the Merger), Mr. Camilli was granted options to purchase 37,339 shares of our common stock at an exercise price of $1.01 per option. The options have a ten year term and vest ratably over three years beginning with the first anniversary of the grant. On June 30, 2014, the Enerpulse Board approved a repricing of the above merger adjusted option grants from a $0.91 exercise price to $0.75, with immediate vesting.

(11)	Under the Enerpulse, Inc. incentive plan (as adjusted for the completion of the Merger), on December 1, 2012, Mr. Camilli was granted options to purchase 29,832 shares of our common stock at an exercise price of $1.01 per option. The options have a ten year term and vest ratably over three years beginning with the first anniversary of the grant. On June 30, 2014, the Enerpulse Board approved a repricing of the above merger adjusted option grants from a $0.91 exercise price to $0.75, with immediate vesting.

(12)	Under the Plan, on August 6, 2014, Mr. Templeton was granted options to purchase 50,393 shares of our common stock at an exercise price of $0.50 per option. The options have a ten year term and vest ratably over three years beginning with the first anniversary of the grant.

(13)	Under the Plan, on October 15, 2013, Mr. Templeton was granted options to purchase 24,502 shares of our common stock at an exercise price of $3.00 per option. The options have a ten year term and vest ratably over three years beginning with the first anniversary of the grant. On June 30, 2014, the Enerpulse Board approved a repricing of the October 15, 2013 option grants from a $3.00 exercise price to $0.75, with immediate vesting.

(14)	Under the Enerpulse, Inc. incentive plan (as adjusted for the completion of the Merger), on March 1, 2012, Mr. Templeton was granted options to purchase 9,944 shares of our common stock at an exercise price of $0.91 per option. The options have a ten year term and vest ratably over three years beginning with the first anniversary of the grant. On June 30, 2014, the Enerpulse Board approved a repricing of the above merger adjusted option grants from a $0.91 exercise price to $0.75, with immediate vesting.

(15)	Under the Enerpulse, Inc. incentive plan (as adjusted for the completion of the Merger), on August 5, 2010, Mr. Templeton was granted options to purchase 9,944 shares of our common stock at an exercise price of $0.91 per option. The options are fully vested. On June 30, 2014, the Enerpulse Board approved a repricing of the above merger adjusted option grants from a $0.91 exercise price to $0.75.

(16)	Under the Enerpulse, Inc. incentive plan (as adjusted for the completion of the Merger), on June 5, 2008, Mr. Templeton was granted options to purchase 2,486 shares of our common stock at an exercise price of $0.91 per option. The options are fully vested. On June 30, 2014, the Enerpulse Board approved a repricing of the above merger adjusted option grants from a $0.91 exercise price to $0.75.

(17)	Under the Enerpulse, Inc. incentive plan (as adjusted for the completion of the Merger), in 2007, Mr. Templeton was granted options to purchase 4,972 shares of our common stock at an exercise price of $0.91 per option. The options are fully vested. On June 30, 2014, the Enerpulse Board approved a repricing of the above merger adjusted option grants from a $0.91 exercise price to $0.75.

Retirement or Similar Benefit Plans

There are no arrangements or plans in which we provide retirement or similar benefits for our directors or executive officers.

Potential Payments upon Termination or Change in Control

Prior to the closing of the Merger, pursuant to the terms of an executive employment agreement between Louis S. Camilli and Enerpulse, Inc., if Mr. Camilli is terminated without cause, in accordance with Enerpulse policy, he will be entitled to severance commensurate with his length of service and experience as determined by the Board’s compensation committee. As of the effective time of the Merger, the Company assumed Mr. Camilli’s employment agreement.

Under the terms of a stock buyout agreement between Enerpulse, Inc. and Mr. Camilli, Enerpulse has the option, but is not obligated, to purchase all or any portion of Mr. Camilli’s shares if he is terminated for cause. If Enerpulse exercises the buyback option, it shall pay Mr. Camilli the fair market value for the shares being purchased by delivering a promissory note for the purchase price.

Pursuant to Enerpulse, Inc.’s 2011 Non-Qualified Deferred Compensation Plan, upon a change of control, Enerpulse is required to pay Louis S. Camilli $42,308 in deferred compensation from the fiscal years 2010 and 2011.

Other than as described above, there are no other agreements, plans or arrangements between the Company and any of our other named executive officers that provide for any such payments or benefits to such named executive officer upon a termination of employment or change of control of the Company.

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Equity Compensation Plan Information

The following table summarizes the number of outstanding options granted to employees, directors and consultants, as well as the number of securities remaining available for future issuance our equity compensation plans as of December 31, 2014:

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in the first column)
Equity Compensation plans approved by security holders	1,091,124	$0.63	408,876
Equity Compensation plans not approved by security holders	-	-	-
Total	1,091,124	$0.63	408,876

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CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Except as described below and except for compensation for employment or services provided in other roles, as of the Merger, there has not been, nor is there currently proposed, any transaction to which we are or were a party in which the amount involved exceeds the lesser of $120,000 and 1% of the average of our total assets at year-end for the last two completed fiscal years, and in which any of our current directors, executive officers, holders of more than 5% of any class of our voting securities or any of their respective affiliates or immediate family members, had, or will have, a direct or indirect material interest.

Cancellation of Shares

On September 4, 2013, immediately prior to the Merger, Matthew C. Lipton, one of our former officers and former stockholders, surrendered 9,500,000 shares of our common stock for cancellation.

Issuance of Shares in Merger to Affiliates and Related Parties

As a result of his ownership of 4,529,763 shares of Enerpulse, Inc. immediately prior to the closing of the Merger, Louis S. Camilli became entitled to receive an aggregate of 450,436 shares of the Company’s common stock upon the closing of the Merger.

Upon consummation of the Merger the following affiliates and related parties received shares of the Company’s common stock:

•	the SAIL Entities and certain affiliated funds received an aggregate of 4,254,876 shares as consideration for 42,788,726 shares of common stock of Enerpulse, Inc.;

•	Altira Technology Fund IV LP received an aggregate of 1,171,475 shares as consideration for 11,780,823 shares of common stock of Enerpulse, Inc.; and

•	Boeckmann Family Revocable Trust received an aggregate of 450,584 shares as consideration for 4,531,250 shares of common stock of Enerpulse, Inc.

Camilli Note

On May 1, 2012, the Company loaned $198,822 to Louis S. Camilli. Interest on the note accrues at the Applicable Federal Rate index, adjusted quarterly, beginning on the date of issuance of the note. The note is payable in full on May 1, 2018. Mr. Camilli may prepay all or any part of the note at any time without penalty. The Company has the right to accelerate the outstanding principal and accrued and unpaid interest on the note if Mr. Camilli defaults on making any payment due under the note. Currently the outstanding principal and accrued and unpaid interest on the note is $204,100. To date, Mr. Camilli has not made any payments under the note.

Camilli Warrant

On December 16, 2011, Louis S. Camilli purchased from Enerpulse, Inc. 312,500 shares of Series C preferred stock and a warrant to purchase up to 156,250 shares of Enerpulse, Inc. common stock for an aggregate purchase price of $198,822, which Mr. Camilli paid to Enerpulse, Inc. by issuance of the note described above. Following the consummation of the Merger, Mr. Camilli’s warrant will remain outstanding and he will have the right to exchange the existing warrant for a substantially similar warrant issued by the Company. The warrant will be exercisable for 15,537 shares of our common stock at an exercise price of $6.3976 and will expire on December 31, 2016. The warrant may also be exercised on a cashless basis if the fair market value of one share of common stock on the calculation date is greater than the exercise price of the warrant. Fair market value for one share of common stock shall be equal to the average of the closing bid and asked prices of the common stock quoted on the OTCQB for the five trading days prior to the calculation date. The shares issuable upon exercise of the warrant are subject to adjustment for stock splits, stock dividends, reclassifications, reorganizations or other changes of the outstanding securities of the Company.

Warrants Held by 5% or Greater Stockholders

The SAIL Entities and certain affiliated funds, Altira Technology Fund IV LP and Boeckmann Family Irrevocable Trust each held warrants issued by Enerpulse, Inc. that were exchanged into warrants issued by the Company to purchase our common stock. The SAIL Entities received Series B warrants exercisable into 515,944 shares of our common stock, Series C warrants exercisable into 328,218 shares of our common stock and Series D warrants exercisable into 382,997 shares of our common stock. Altira Technology Fund IV LP received a Series A warrant exercisable into 33,823 shares of our common stock and a Series D warrant exercisable into 45,058 shares of our common stock. Boeckmann Family Irrevocable Trust received a Series D warrant exercisable into 225,292 shares of our common stock.

The Series A, Series B, Series C and Series D warrants were issued by Enerpulse, Inc. on January 20, 2004, February 26, 2010, May 24, 2011, October 31, 2012 and March 31, 2013, respectively, in connection with the sale of various series of preferred stock of Enerpulse. We issued new warrants in exchange for these outstanding warrants following the Merger exercisable for shares of our common stock at the following exercise prices:

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•	$5.63 for the Series A warrants;
•	$2.01 for the Series B warrants;
•	$2.74 for the Series C warrants; and
•	$2.66 for the Series D warrants.

The Series A, B and C warrants do not have an expiration date. The Series D warrants have an expiration date of December 31, 2017 and provide for automatic exercise on their expiration date.

The Series A warrants may be exercised on a cashless basis at any time at the option of the warrant holder. The Series B, C and D warrants may be exercised on a cashless basis if the fair market value of one share of common stock on the calculation date is greater than the exercise price of the warrant. Fair market value for one share of common stock shall be equal to the average of the closing bid and asked prices of the common stock quoted on the OTCQB for the five trading days prior to the calculation date.

The shares issuable upon exercise of the warrants are subject to adjustment for stock splits, stock dividends, reclassifications, reorganizations or other changes of the outstanding securities of the Company.

Freepoint Marketing Agreement

On August 16, 2013 Enerpulse, Inc. entered into a marketing agreement with Freepoint granting Freepoint the exclusive right to market and sell its n-PAC® plugs designed for stationary natural gas fueled IC engines in North America. The agreement was updated effective January 2014 to provide Freepoint exclusivity for two years after Enerpulse provided a marketable product. In addition, Enerpulse will provide back office support for one year. The agreement may be terminated by either party after two years by providing 180 days prior written notice.

The agreement provides for various events of default, including: the failure to pay amounts due under the agreement, the failure to perform material obligations, the breach of any representations and warranties in any material respect; the bankruptcy of a party, a merger, consolidation or transfer of substantially all the assets of a party and, with respect to Enerpulse, the claim by any third party that Freepoint’s use or sale of the Enerpulse products violate any intellectual property rights of the third party. Upon the occurrence of an event of default, the non-defaulting party may, at its option, terminate the agreement or suspend its performance under the agreement.

Freepoint Bridge Financing

On March 27, 2014, Freepoint extended $100,000 in financing to us in exchange for a note and received a warrant to purchase 16,667 shares of common stock at an initial exercise price of $3.00 per share. The note accrued interest at an annual rate equal to 12% per annum, due upon repayment. The financing and associated interest was repaid by May 29, 2014 with proceeds from the Initial Public Offering.

The warrant issued to Freepoint in connection with the financing was cancelled and we issued a new warrant effective May 5, 2014. The new warrant is exercisable for 100,000 shares of our common stock at an exercise price of $1.00 per share. The warrant may also be exercised on a cashless basis if the fair market value of one share of common stock on the calculation date is greater than the exercise price of the warrant.

Roth Capital Partners Transactions

On November 3, 2014, we entered into an engagement letter with Roth Capital Partners, LLC (“Roth”) whereby Roth agreed to serve as our placement agent in connection with a potential capital raise from accredited investors of approximately $4.0 million of our equity or equity-linked securities.

On February 20, 2015, we closed a private placement (the “Private Placement”) in which Roth acted as placement agent on a sale of senior secured convertible notes with an aggregate principle amount of $3,048,750 in which notes accrued interest at 6% per annum interest rate and maturity in 36 months. As part of the private placement, we also issued warrants exercisable for up to 7,621,875 common shares at an exercise price of $0.20 per share. BTG Investments LLC, a wholly-owned subsidiary of Roth, purchased a senior secured convertible note and a warrant exercisable for 600,000 shares of our common stock in the private placement for a purchase price of $240,000.

In its capacity as placement agent, we paid Roth and/or its designees a commission equal to $210,000 consisting of (i) $50,000 in cash, (ii) 800,000 shares of our common stock and (iii) warrants exercisable for up to 1,050,000 common shares at an exercise price of $0.20 per share.

5% Holders Participation in Private Placement

In connection with Private Placement, the AIGH Investment Entities purchased convertible notes for an aggregate purchase price of $790,000 that are convertible into an aggregate of 3,950,000 shares of our common stock and warrants exercisable for an aggregate of 1,975,000 shares of our common stock. The Globis Entities purchased convertible notes for an aggregate purchase price of $125,000 that convert into an aggregate of 625,000 shares of our common stock and warrants exercisable for an aggregate of 312,500 shares of our common stock.

Indemnification of Officers and Directors

Our amended and restated articles of incorporation provide for indemnification of our directors and officers substantially identical in scope to that permitted under applicable Nevada law. Our amended and restated articles of incorporation also provide that the expenses of our directors and officers incurred in defending any applicable action, suit or proceeding must be paid by us as they are incurred and in advance of the final disposition of the action, suit or proceeding, provided that the required undertaking by the director or officer is delivered to us.

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We have also entered into separate indemnification agreements with each of our current directors and executive officers consistent with Nevada law and in the form approved by our Board of Directors and our stockholders, and we contemplate entering into such indemnification agreements with directors and certain executive officers that may be elected or appointed in the future. Those indemnification agreements require that under the circumstances and to the extent provided for therein, we indemnify such persons to the fullest extent permitted by applicable law against certain expenses incurred by any such person as a result of such person being made a party to certain actions, suits and proceedings by reason of the fact that such person is or was a director, officer, employee or agent of the Company, any entity that was a predecessor corporation of the Company or any of our affiliates. The rights of each person who is a party to such an indemnification agreement are in addition to any other rights such person may have under applicable Nevada law, our amended and restated articles of incorporation, our bylaws, any other agreement, a vote of our stockholders, a resolution adopted by our Board of Directors or otherwise. We also maintain a customary insurance policy that indemnifies our directors and officers against various liabilities, including liabilities arising under the Securities Act, that may be incurred by any director or officer in his or her capacity as such.

Review, Approval or Ratification of Transactions with Related Persons

Our Board of Directors reviews related party transactions on an ongoing basis to prevent conflicts of interest in accordance with our Code of Ethics. Our Board reviews a transaction in light of the affiliations of the director, officer or employee and the affiliations of such person’s immediate family. Transactions are presented to our Board for approval before they are entered into or, if this is not possible, for ratification after the transaction has occurred. If our Board finds that a conflict of interest exists, then it will determine the appropriate remedial action, if any. Our Board approves or ratifies a transaction if it determines that the transaction is consistent with the best interests of the Company.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires our directors, executive officers, and stockholders holding more than 10% of our outstanding Common Stock to file with the SEC initial reports of ownership and reports of changes in beneficial ownership of our Common Stock. Executive officers, directors, and persons who own more than 10% of our Common Stock are required by SEC regulations to furnish us with copies of all Section 16(a) reports they file.

Based solely on our review of Forms 3, 4, and 5 delivered to us as filed with the SEC, or written representations from certain reporting persons, during fiscal year ended December 31, 2014, the following officers, directors and person who own greater than 10% percent of our common stock failed to timely file the reports pursuant to section 16(a) of the Exchange Act.

Name and principal position	Number of late reports	Transactions not timely reported	Known failures to file a required form
Joseph E. Gonnella CEO and Director	1	4	0
Bryan C. Templeton Chief Financial Officer	1	4	0
Louis S. Camilli President and Secretary	1	4	0
Michael C. Hammons Chairman of Board of Directors	1	1	0
Timothy L. Ford Director	1	4	0
Sail Entities, 10% Holder	1	3	0

STOCKHOLDER PROPOSALS

Proposals of stockholders intended to be presented at our annual meeting of stockholders to be held in 2016 must be received at our principal executive offices not less than 90 calendar days before nor more than 120 calendar days before the one year anniversary of the date of the preceding year’s annual meeting (provided such meeting is held not more than 30 days before or 70 days after the anniversary of such preceding year's annual meeting), in order to be included in our proxy statement and form of proxy relating to that meeting. Therefore, for business to be properly brought before an annual meeting by a stockholder, such a proposal must be received by us no earlier than January 6, 2016 and no later than February 5, 2016. These proposals must comply with the requirements as to form and substance established by the SEC for such proposals in order to be included in the proxy statement. If the stockholder fails to give notice by these dates, then the persons named as proxies in the proxies solicited by our Board of Directors for the 2016 annual meeting may exercise discretionary voting power regarding any such proposal. Stockholders are advised to review our bylaws which also specify requirements as to the form and content of a stockholder’s notice.

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ANNUAL REPORT

The Company’s Annual Report (on Form 10-K) for the fiscal year ended December 31, 2014 is available and accessible as described in this proxy statement.  Our annual report does not constitute, and should not be considered, a part of this proxy solicitation material.

STOCKHOLDERS SHARING THE SAME ADDRESS

SEC rules permit companies, brokers, banks or other intermediaries to deliver a single copy of a proxy statement and annual report to households at which two or more stockholders reside. This practice, known as “householding,” is designed to reduce duplicate mailings and save significant printing and postage costs as well as natural resources. Stockholders sharing an address who have been previously notified by their broker, bank or other intermediary and have consented to householding will receive only one copy of our proxy statement and annual report.

If you would like to opt out of this practice for future mailings and receive separate proxy statements and annual reports for each stockholder sharing the same address, please contact your broker, bank or other intermediary. You may also obtain a separate proxy statement or annual report without charge by contacting us at Enerpulse Technologies, Inc., 2451 Alamo Ave SE Albuquerque, New Mexico 87106, Attention: Corporate Secretary; (505) 842-5201. We will promptly send additional copies of the proxy statement or annual report. Stockholders sharing an address that are receiving multiple copies of the proxy statement or annual report can request delivery of a single copy of the proxy statement or annual report by contacting their broker, bank or other intermediary or by contacting us as indicated above.

OTHER MATTERS

We do not know of any business other than that described in this proxy statement that will be presented for consideration or action by the stockholders at the Annual Meeting. If, however, any other business is properly brought before the meeting, shares represented by proxies will be voted in accordance with the best judgment of the persons named in the proxies or their substitutes. All stockholders are urged to complete, sign and return the accompanying proxy card in the enclosed envelope.

By Order of the Board of Directors

Joseph E. Gonnella,

Chief Executive Officer and Director

Albuquerque, New Mexico

April 17, 2015

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ANNEX A

ENERPULSE TECHNOLOGIES, INC. 2013

EQUITY INCENTIVE AWARD PLAN

1. Purpose. The purpose of this Enerpulse Technologies, Inc. 2013 Equity Incentive Plan (the “Plan”) is to assist Enerpulse Technologies, Inc., a Nevada corporation (the “Company”), and its subsidiaries in attracting, retaining, and rewarding high-quality executives, employees, and other persons who provide services to the Company and/or its Affiliates and Subsidiaries, by enabling these persons to acquire or increase a proprietary interest in the Company.

2. Definitions. For purposes of the Plan, the following terms shall be defined as set forth below, in addition to such terms defined in Section 1 hereof:

(a) “Affiliate” means an entity which is not a Subsidiary, but in which the Company has an equity interest, provided, however, that no entity will be considered an Affiliate for purposes of an Award of Nonqualified Stock Options or SARs to an employee or director of, or consultant to, the entity unless the Stock would be considered “service recipient stock” within the meaning of Code Section 409A, in the context of such an Award.

(b) “Award” means an award under the Plan of Options, SARs, Restricted Stock, Restricted Stock Units, Performance Shares, Performance Units or Other Stock-Based Awards granted under the Plan.

(c) “Beneficiary” means the person(s), trust(s) or estate who or which by designation of the Participant in his or her most recent written beneficiary designation filed with the Company or by operation of law succeeds to the rights and obligations of the Participant under the Plan and Award agreement upon such Participant’s death.

(d) “Board” means the Board of Directors of the Company.

(e) “Cause” means, unless otherwise defined in an Award agreement or in an Employment Agreement:

(1) the commission by the Participant of (A) a felony or (B) any serious crime involving fraud, dishonesty or breach of trust;

(2) gross negligence or intentional misconduct by the Participant with respect to the Company or any affiliate thereof or in the performance of his duties to the Company or any affiliate thereof;

(3)  failure to follow a reasonable, lawful and specific direction of the President and CEO of the Company;

(4) failure by the Participant to cooperate in any corporate investigation, or

(5) breach by the Participant of any material provision of an employment agreement entered into between the Company or its subsidiaries and the Participant, which breach is not corrected by the Participant within ten (10) calendar days after receipt by the Participant of written notice from the Company or Affiliate of such breach.

For purposes of this definition, no act or failure to act by the Participant shall be considered “intentional” unless done or omitted to be done by the Participant in bad faith and without reasonable belief that the Participant’s action or omission was in the best interests of the Company or Affiliate.

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(f) “Change of Control” means the happening of any of the following events:

(1) The acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act (a “Person”)) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 50% or more of either (A) the then outstanding shares of Stock (the “Outstanding Company Common Stock”) or (B) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the “Outstanding Company Voting Securities”), provided, however, that the following acquisitions shall not constitute a Change of Control: (i) any acquisition directly from the Company; (ii) any acquisition by the Company; (iii) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any company controlled by the Company; or (iv) any acquisition by any corporation pursuant to a transaction described in clauses (A), (B) and (C) of paragraph (3) of this Section 2(f); or

(2) Individuals who, as of the effective date of the Plan, constitute the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board, provided, however, that any individual becoming a director subsequent to such effective date whose election, or nomination for election by the stockholders of the Company, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; or

(3) Approval by the stockholders of the Company of a reorganization, merger, share exchange or consolidation (a “Business Combination”), unless, in each case following such Business Combination: (A) all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 50% of, respectively, the then-outstanding shares of common stock and the combined voting power of the then-outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Business Combination (including, without limitation, a corporation that as a result of such transaction owns the Company through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Business Combination of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be; (B) no Person (excluding any employee benefit plan (or related trust) of the Company or such corporation resulting from such Business Combination) beneficially owns, directly or indirectly, 25% or more of, respectively, the then outstanding shares of common stock of the corporation resulting from such Business Combination or the combined voting power of the then-outstanding voting securities of such corporation Company except to the extent that such Person owned 25% or more of the Outstanding Company Common Stock or Outstanding Company Voting Securities prior to the Business Combination; and (C) at least a majority of the members of the board of directors of the corporation resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such Business Combination; or

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(4) Approval by the stockholders of the Company of (A) a complete liquidation or dissolution of the Company or (B) the sale or other disposition of all or substantially all of the assets of the Company, other than to a corporation with respect to which, following such sale or other disposition: (i) more than 50% of, respectively, the then-outstanding shares of common stock of such corporation and the combined voting power of the then-outstanding voting securities of such corporation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such sale or other disposition in substantially the same proportion as their ownership, immediately prior to such sale or other disposition, of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be; (ii) less than 25% of, respectively, the then outstanding shares of common stock of such Company and the combined voting power of the then outstanding voting securities of such Company entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by any Person (excluding any employee benefit plan (or related trust) of the Company or such Company), except to the extent that such Person owned 25% or more of the Outstanding Company Common Stock or Outstanding Company Voting Securities prior to the sale or disposition; and (iii) at least a majority of the members of the board of directors of such corporation were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such sale or other disposition of assets of the Company or were elected, appointed or nominated by the Board.

(g) “Change of Control Price” means the greater of (A) the highest Fair Market Value of a share of Stock during the 60-day period ending on the date of the Change of Control, and (B) the highest price per share of Stock paid to holders of Stock in any transaction (or series of transactions) constituting or resulting from the Change of Control, provided, however, that, in the case of ISOs, unless the Committee otherwise provides, such price will be based only on transactions occurring on the date on which the ISOs are cashed out.

(h) “Code” means the Internal Revenue Code of 1986, as amended from time to time, including regulations thereunder and successor provisions and regulations thereto.

(i) “Commission” means the Securities and Exchange Commission or any successor agency.

(j) “Committee” means the Compensation Committee of the Board, if formed, and in the absence of one, shall mean the Board or its delegate.

(k) “Common Stock” or “Stock” means the common stock of the Company, and such other securities as may be substituted (or resubstituted) for Common Stock pursuant to Section 13(d) hereof.

(l) “Company” means Enerpulse Technologies, Inc. or any successor thereto.

(m) “Consultant” means any person who is engaged by the Company or any Subsidiary to render consulting or advisory services to such entity, and any natural person, including an advisor, who is engaged by the Company or any Subsidiary, to render bona fide consulting or advisory services to such entity and who is compensated for the services.

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(n) “Director” means a member of the Board.

(o) “Disability” or “Disabled” means the absence of the Participant from the Participant’s duties with the Company on a full time basis for 180 consecutive days as a result of incapacity due to mental or physical illness which is determined to be total and permanent by a physician selected by the Company or its insurers and reasonably acceptable to the Participant or the Participant’s legal representative.

(p) “Effective Date” means September 4, 2013.

(q) “Eligible Employee” means such employees of the Company and its Subsidiaries or Affiliates, including each Executive Officer and employees who may also be directors of the Company, that are selected by the Committee, in its sole discretion, from time to time to receive an Award under the Plan. An employee on leave of absence may be considered as still in the employ of the Company, Subsidiary or Affiliate for purposes of eligibility for participation in the Plan.

(r) “Employment Agreement” means, with respect to any Participant, any written agreement executed by the Participant and the Company, Subsidiary or Affiliate setting forth the specific terms and conditions of the Participant’s employment with the Company, Subsidiary or Affiliate.

(s) “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, including rules thereunder and successor provisions and rules thereto.

(t) “Executive Officer” means an executive officer of the Company as defined under the Exchange Act.

(u) “Fair Market Value” means, on any date, the average of the opening and closing sales prices of the Common Stock on the exchange on which the Common Stock is traded on that date, or if no prices are reported on that date, on the last preceding date on which such prices of the Common Stock are so reported. In the event the Common Stock is not publicly traded at the time a determination of its value is required to be made hereunder, the determination of its fair market value shall be made by the Committee in such manner as it deems appropriate, consistent with Treasury regulations and other formal Internal Revenue Service guidance under Code Section 409A so that Awards of Nonqualified Stock Options or SARs granted under this Plan shall not constitute deferred compensation subject to Code Section 409A.

(v) “Good Reason” means the Termination of Employment by the Participant for any of the following reasons, the occurrence of which has been properly noticed in writing and such “Good Reason” event has not been cured within ten (10) business days after Participant’s receipt of such written notice:

(1) involuntary reduction in the Participant’s Base Salary unless such reduction occurs simultaneously with a reduction in officers’ salaries generally applicable on a company-wide basis;

(2) involuntary discontinuance or reduction in bonus award opportunities for the Participant under the Company’s incentive or bonus plan unless a generally applicable company-wide reduction or elimination of all officers’ bonus awards occurs simultaneously with such discontinuance or reduction;

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(3) involuntary discontinuance of the Participant’s participation in any employee benefit plans maintained by the Company, Subsidiary or Affiliate unless such plans are discontinued by reason of law or loss of tax deductibility to the Company, Subsidiary or Affiliate with respect to contributions to such plans, or are discontinued as a matter of Company policy applied equally to all participants in such plans that are in the same classification of employees as the Participant;

(4) failure to obtain an assumption of the Company’s, Subsidiary’s or Affiliate’s obligations under the Participant’s Employment Agreement by any successor to the Company, Subsidiary or Affiliate (as applicable), regardless of whether such entity becomes a successor as a result of a merger, consolidation, sale of assets, or other form of reorganization, except when the rights and obligations of the Company, Subsidiary or Affiliate under such Employment Agreement are vested in the successor by operation of law;

(5) involuntary relocation of the Participant’s primary office as specified in the applicable Award agreement to a location more than fifty (50) miles from the location of that office; and

(6) material reduction of the Participant’s duties in effect on the effective date of the Participant’s most current Employment Agreement, provided, however that a change in title or reporting line will not constitute Good Reason unless such change is coupled with a material reduction in the actual duties of the Participant.

(w) “Incentive Stock Option” or “ISO” means any Option intended to be and designated as an incentive stock option within the meaning of Code Section 422 or any successor provision thereto.

(x) “Management Objectives” means the measurable performance objective(s) for the Company or any Subsidiary, Affiliate or any unit, division, geographic region, or function thereof or any individual that may be established by the Committee for a Performance Period with respect to any performance-based Awards made under the Plan, including Options, SARs, Restricted Stock, Restricted Stock Units, Performance Shares, Performance Units and Other Stock-Based Awards. Management Objectives may be described in terms of Company-wide objectives or objectives that are related to the performance of the individual Participant or of the Affiliate, Subsidiary, division, department, geographic region or function within the Company in which the Participant is employed. The Management Objectives for Awards that are intended to constitute “performance-based” compensation within the meaning of Section 162(m) of the Code will be based on one or more of the following criteria: earnings per share; total shareholder return; operating income; net income; cash flow; free cash flow; return on equity; return on capital; revenue growth; earnings before interest, taxes, depreciation and amortization (“EBITDA”); stock price; debt-to-capital ratio; stockholders’ equity per share; operating income as a percent of revenue; gross profit as a percent of revenue; selling, general and administrative expenses as a percent of revenue; operating cash flow; pre-tax profit; orders; revenue; customer value; or any of the foregoing criteria adjusted in a manner prescribed within the time permitted under Section 162(m) of the Code by the Committee (i) to exclude one or more specified components of the calculation thereof or (ii) to include one or more other specified items, including, but not limited to, exclusions under subsection (i) or inclusions under subsection (ii) designed to reflect changes during the Performance Period in generally accepted accounting principles or in tax rates, currency fluctuations, the effects of acquisitions or dispositions of a business or investments in whole or in part, extraordinary or nonrecurring items, the gain or loss from claims or litigation and related insurance recoveries, the effects of impairment of tangible or intangible assets, or the effects of restructuring or reductions in force or other business recharacterization activities, income or expense related to defined benefit or defined contribution pension plans, uninsured losses from natural catastrophes or political and legal developments affecting the Company’s business (including losses as a result of war, terrorism, confiscation, expropriation, seizure, new regulatory requirements, business interruption or similar events).

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(y) “Nonqualified Stock Option” means any Option that is not an Incentive Stock Option.

(z) “Option” means a right, granted to a Participant under Section 7 hereof, to purchase Common Stock at a specified price during specified time periods.

(aa) “Other Stock-Based Award” means an Award made pursuant to Section 12.

(bb) “Participant” means an Eligible Employee, Director or Consultant who has been granted an Award under the Plan that remains outstanding, including a person who is no longer an Eligible Employee, Director or Consultant.

(cc) “Performance Period” means, in respect of a Performance Share or Performance Unit, a period of time established by the Committee pursuant to Section 11 of this Plan within which the Management Objectives relating to such Performance Share or Performance Unit are to be achieved.

(dd) “Performance Share” means a bookkeeping entry that records the equivalent of one share of Common Stock awarded pursuant to Section 11 of this Plan.

(ee) “Performance Unit” means a bookkeeping entry that records a unit awarded pursuant to Section 11 of this Plan that has a value specified in the agreement evidencing the Award.

(ff) “Plan” means Enerpulse Technologies, Inc. 2013 Equity Incentive Plan, as set forth herein and as may be amended from time to time.

(gg) “Restricted Stock” means Common Stock awarded to a Participant in accordance with the provisions of Section 9 of the Plan.

(hh) “Restricted Stock Units” or “RSUs” means an Award made pursuant to Section 10 of this Plan of the right to receive shares of Common Stock at the end of a specified Restriction Period.

(ii) “Spread Value” means, with respect to a share of Stock subject to an Award, an amount equal to the excess of the Fair Market Value, on the date such value is determined, over the Award’s exercise or grant price, if any.

(jj) “Stock Appreciation Right” or “SAR” means a right granted pursuant to Section 8.

(kk) “Subsidiary” shall have the meaning set forth in Code Section 424(f).

(ll) “Termination of Employment” means the voluntary or involuntary termination of a Participant’s employment with the Company or a Subsidiary or Affiliate or any reason, including death, Disability, or retirement. With respect to an Eligible Employee who is such solely by virtue of his service on the Board, “Termination of Employment” means the Eligible Employee’s cessation of service on the Board. The Committee, in it sole discretion, shall determine whether a Termination of Employment is a result of Disability, and shall determine whether military or other government or eleemosynary service constitutes a Termination of Employment. To the extent necessary, “Termination of Employment” will be limited to those circumstances that constitute a “separation from service” within the meaning of Section 409A of the Code.

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(mm) “Valuation Date” means each day on which the exchange on which the Common stock is actively traded is open for business.

3. Administration.

(a) Authority of the Committee. The Plan shall be administered by the Committee. The Committee shall have full and final authority, in each case subject to and consistent with the provisions of the Plan, to: interpret the provisions of the Plan; select Eligible Employees, Directors and Consultants to become Participants; make Awards; determine the type, number and other terms and conditions of, and all other matters relating to, Awards; prescribe Award agreements (which need not be identical for each Participant); adopt, amend and rescind rules and regulations for the administration of the Plan; construe and interpret the Plan and Award agreements and correct defects, supply omissions or reconcile inconsistencies therein; and make all other decisions and determinations as the Committee may deem necessary or advisable for the administration of the Plan. Except as otherwise determined by the Board, unless the context otherwise requires, all actions and determinations that the Plan contemplates that the Board may take may be taken by the Committee in its stead.

(b) Manner of Exercise of Committee Authority. Any action of the Committee shall be final, conclusive and binding on all persons, including the Company, Affiliates, Subsidiaries, Participants, Beneficiaries, transferees under Section 13(c) hereof or other persons claiming rights from or through a Participant, and shareholders. The Committee shall exercise its authority only by a majority vote of its members at a meeting or without a meeting by a writing signed by a majority of its members. The express grant of any specific power to the Committee, and the taking of any action by the Committee, shall not be construed as limiting any power or authority of the Committee. The Committee may delegate to officers or managers of the Company, Affiliates or Subsidiaries, or committees thereof, the authority, subject to such terms as the Committee shall determine, to perform administrative functions to the extent permitted under applicable law. The Committee may appoint agents to assist it in administering the Plan.

(c) Limitation of Liability. The Committee and each member thereof shall be entitled, in good faith, to rely or act upon any report or other information furnished to it, him or her by any Executive Officer, other officer or employee of the Company or a subsidiary, the Company’s independent auditors, consultants or any other agents assisting in the administration of the Plan. Members of the Committee and any officer or employee of the Company or a subsidiary acting at the direction or on behalf of the Committee shall not be personally liable for any action or determination taken or made in good faith with respect to the Plan, and shall, to the extent permitted by law, be fully indemnified and protected by the Company with respect to any such action or determination.

4. Stock Subject to Plan.

(a) Overall Number of Shares Available for Delivery. Subject to adjustment as provided in Section 13(d) hereof, the total number of shares of Common Stock reserved and available for delivery in connection with Awards under the Plan shall be 1,500,000, provided, however, that the total number of shares of Common Stock with respect to which ISOs may be granted shall not exceed 1,500,000. Any shares of Common Stock delivered under the Plan shall consist of authorized and issued or unissued shares. Subject to the adjustments provided in Section 13(d) hereof, no contraction of the number of shares of Common Stock outstanding will affect the validity or enforceability of any Awards then outstanding.

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(b) Application of Limitation to Grants of Awards. No Award may be granted if the number of shares of Common Stock to be delivered in connection with such Award exceeds the number of shares of Common Stock remaining available under the Plan minus the number of shares of Common Stock issuable in settlement of or relating to then-outstanding Options. The Committee may adopt reasonable counting procedures to ensure appropriate counting, avoid double counting and make adjustments if the number of shares of Common Stock actually delivered differs from the number of shares previously counted in connection with an Award.

(c) Availability of Shares Not Delivered under Awards. Shares of Common Stock subject to an Award under the Plan which Award is canceled, expired, forfeited or otherwise terminated without a delivery of shares to the Participant or with the return to the Company of shares previously delivered, including the number of shares surrendered in payment of any taxes relating to any Award, hereof will again be available for Awards under the Plan, except that if any such shares could not again be available for Awards to a particular Participant under any applicable law or regulation, such shares shall be available exclusively for Awards to Participants who are not subject to such limitation. Notwithstanding the foregoing, (i) shares of Stock tendered in payment of the exercise price of an Option, (ii) shares of Stock withheld by the Company to satisfy any tax withholding obligation with respect to an Award, and (iii) shares of Stock that are repurchased by the Company on the open market with the proceeds of the exercise of an Option, may not again be available for issuance in connection with Awards under the Plan. Also notwithstanding the foregoing, if the Spread Value of a SAR is paid in shares of Stock, the shares representing the excess, if any, of (a) the number of shares of Stock subject to the SAR over (b) the number of shares of Stock delivered in payment of the Spread Value may not again be available for issuance in connection with Awards under the Plan.

5. Eligibility. Awards may be granted under the Plan to Eligible Employees, Directors and Consultants.

6. Awards – General Terms and Limitations.

(a) Awards Granted at Fair Market Value. The exercise price of an Option and the grant price of a SAR may not be less than 100% of the Fair Market Value on the date of grant. In addition, to the extent that the value of an Other Stock-Based Award is based on Spread Value, the grant price for the Other Stock-Based Award may not be less than 100% of the Fair Market Value on the date of grant. Notwithstanding the foregoing, in connection with any reorganization, merger, consolidation or similar transaction in which the Company or any Subsidiary or Affiliate of the Company is a surviving corporation, the Committee may grant Options, SARs or Other Stock-Based Awards in substitution for similar awards granted under a plan of another party to the transaction, and in such case the exercise price or grant price of the substituted Options, SARs or Other Stock-Based Awards granted by the Company may equal or exceed 100% of the Fair Market Value on the date of grant reduced by any unrealized gain existing as of the date of the transaction in the option, stock appreciation right or other award being replaced, with the adjusted exercise price determined in accordance with the requirements of Section 409A of the Code (in the case of a Nonqualified Stock Option) or Section 425 of the Code (in the case of an Incentive Stock Option).

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(b) Annual Award Limitation. The total number of Restricted Stock, RSUs and other shares of Stock subject to or underlying Options, SARs, Performance Shares, Performance Units and Other Stock-Based Awards awarded to any Participant during any year may not exceed 250,000 shares. A Performance Share or Performance Unit paid to a Participant with respect to any Performance Period may not exceed $500,000 times the number of years in the Performance Period.

(c) Performance-Based Awards. In the discretion of the Committee, any Award granted pursuant to the Plan may be designated as a performance-based award intended to qualify, through the application of Management Objectives over a specified Performance Period, as “performance-based compensation” within the meaning, and in accordance with the provisions, of Code Section 162(m).

7. Terms of Options.

(a) General. Options may be granted on the terms and conditions set forth in this Section 7. In addition, the Committee may impose on any Option or the exercise thereof, at the date of grant, such additional terms and conditions, not inconsistent with the provisions of the Plan, as the Committee shall determine, including terms requiring forfeiture of Options in the event of the Participant’s Termination of Employment and terms permitting a Participant to make elections relating to his or her Option. Options granted under the Plan will be in the form of Incentive Stock Options or Nonqualified Stock Options. The Committee shall (subject to Section 13(i)) retain full power and discretion to accelerate, waive or modify, at any time, any term or condition of an Option that is not mandatory under the Plan.

(b) Specific Terms of Options. The Committee is authorized to grant Options to Participants on the following terms and conditions:

(1) Exercise Price. The exercise price per share of Common Stock purchasable under an Option shall be determined by the Committee, provided that such exercise price shall be not less than the Fair Market Value of a share of Common Stock on the date of grant of such Option.

(2) Vesting. Each Participant shall acquire a nonforfeitable right to Options awarded to him in accordance with the provisions of the agreement evidencing the Award of the Options.

(3) Time and Method of Exercise. The Committee shall determine, at the date of grant or thereafter, the time(s) at which or the circumstances under which an Option may be exercised in whole or in part (including based on completion of future service requirements), the methods by which such exercise price may be paid or deemed to be paid, the form of such payment, including, without limitation, cash or Common Stock held for more than six months, and the methods by or forms in which Common Stock will be delivered or deemed to be delivered to Participants. The specific circumstances under which a Participant may exercise an Option will be set forth in the agreement evidencing the Award of the Option to the Participant.

(4) ISOs. Except as otherwise expressly provided in the Plan, the Committee may designate, at the time of grant, that the Option is an ISO under Section 422 of the Code. ISOs may be granted only to those Eligible Employees who are entitled to acquire incentive stock options from the Company under Code Section 422. The terms of any ISO granted under the Plan shall comply in all respects with the provisions of Code Section 422. Anything in the Plan to the contrary notwithstanding, no term of the Plan relating to ISOs shall be interpreted, amended or altered, nor shall any discretion or authority granted under the Plan be exercised, so as to disqualify either the Plan or any ISO under Code Section 422, unless the Participant has first requested the change that will result in such disqualification. If any provision of the Plan or any Option designated by the Committee as an ISO shall be held not to comply with requirements necessary to entitle such Option to such tax treatment, then (1) such provision shall be deemed to have contained from the outset such language as shall be necessary to entitle the Option to the tax treatment afforded under Section 422 of the Code, and (2) all other provisions of the Plan and the Award agreement shall remain in full force and effect. An Option granted under the Plan will be an ISO only if the agreement evidencing the award of the Option specifically states that the Option is to be an ISO; if the Agreement does not so state, the Option will be a Nonqualified Stock Option. In addition, an Option may be an ISO only if it is awarded within ten years after the Effective Date.

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(5) Term of Options. Options will terminate after the first to occur of the following:

(i) Expiration of the Option as provided in the applicable Award agreement as determined by the Committee;

(ii) Termination of the Option Award, as provided for in Section 7(b)(7), following the Participant’s Termination of Employment; or

(iii) Ten years from the date of grant.

(6) Acceleration/Extension of Exercise Time. The Committee, in its sole discretion, shall have the right (but shall not in any case be obligated) to permit purchase of shares under any Option prior to the time such Option would otherwise vest under the terms of the applicable Award agreement. In addition, the Committee, in its sole discretion, shall have the right (but shall not in any case be obligated) to permit any Option granted under the Plan to be exercised after its termination date described in Section 7(b)(7), but in no event later than the last day of the term of the Option as set forth in the applicable Award agreement. Notwithstanding the foregoing, the Committee will not extend the exercise period of any Option to the extent that the extension would cause the Option to be considered nonqualified deferred compensation subject to the provisions of Section 409A.

(7) Exercise of Options Upon Termination of Employment, Death or Disability. Except as otherwise provided in this Section 7(b)(7) or in Section 7(b)(6), or as otherwise expressly provided in a Participant’s Award agreement as authorized by the Committee, the right of the Participant to exercise Options shall terminate upon the Participant’s Termination of Employment, regardless of whether or not the Options were vested in whole or in part on the date of Termination of Employment.

(i) Termination of Employment. Any Option or portion thereof that is not exercisable on the date of a Participant’s Termination of Employment shall immediately expire, and any Option or portion thereof which is exercisable on the date of such Termination of Employment may be exercised during a three-month period after such date (after which period the Option shall expire), but in no event may the Option be exercised after its expiration under the terms of the Award agreement. Notwithstanding the foregoing, if the Participant’s Termination of Employment is by the Company or an Affiliate for Cause or by the Participant other than for Good Reason, then any Option or unexercised portion thereof granted to said Participant shall immediately expire upon such Termination of Employment.

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(ii) Disability or Death of Participant. In the event of the Disability or death of a Participant under the Plan while the Participant is employed by the Company or an Affiliate, any Option or portion thereof which is not exercisable on the date of such Disability or death shall immediately expire, and any Option or portion thereof which is exercisable on the date of such Disability or death may be exercised at any time from time to time, within a one-year period after the date of such Disability or death, by the Participant, the guardian of his estate, the executor or administrator of his estate or by the person or persons to whom his rights under the Option shall pass by will or the laws of descent and distribution (after which period the Option will expire), but in no event may the Option be exercised after its expiration under the terms of the Award agreement, and provided that an exercise of an Incentive Stock Option later than three months after the date of the Participant’s death shall be treated as the exercise of a Nonqualified Stock Option..

8. Terms of Stock Appreciation Rights.

(a) General. A SAR represents the right to receive a payment, in cash, shares of Stock or both (as determined by the Committee), equal to the Spread Value on the date the SAR is exercised. The grant price of a SAR and all other applicable terms and conditions will be established by the Committee in its sole discretion and will be set forth in the applicable Award agreement. Subject to the terms of the applicable Award agreement, a SAR will be exercisable, in whole or in part, by giving written notice of exercise to the Company, but in no event will a SAR be exercisable later than the tenth anniversary of the date on which it was granted.

(b) Specific Terms of SARs. The Committee is authorized to grant SARs to Participants on the following terms and conditions:

(1) Term of SARs. SARs will terminate after the first to occur of the following:

(i) Expiration of the SAR as provided in the applicable Award agreement as determined by the Committee;

(ii) Termination of the SAR Award, as provided for in Section 8(b)(2), following the Participant’s Termination of Employment; or

(iii) Ten years from the date of grant.

(2) Exercise of Stock Appreciation Rights Upon Termination of Employment, Death or Disability. Except as otherwise provided in this Section 8(b)(2), or as otherwise expressly provided in a Participant’s Award agreement as authorized by the Committee, the right of the Participant to exercise the SAR shall terminate upon the Participant’s Termination of Employment, regardless of whether or not the SAR was vested in whole or in part on the date of Termination of Employment.

(i) Termination of Employment. Any SAR or portion thereof that is not exercisable on the date of a Participant’s Termination of Employment shall immediately expire, and any SAR or portion thereof which is exercisable on the date of such Termination of Employment may be exercised during a three-month period after such date (after which period the SAR shall expire), but in no event may the SAR be exercised after its expiration under the terms of the Award agreement. Notwithstanding the foregoing, if the Participant’s Termination of Employment is by the Company or an Affiliate for Cause or by the Participant other than for Good Reason, then any SAR or unexercised portion thereof granted to said Participant shall immediately expire upon such Termination of Employment.

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(ii) Disability or Death of Participant. In the event of the Disability or death of a Participant under the Plan while the Participant is employed by the Company or an Affiliate, any SAR or portion thereof which is not exercisable on the date of such Disability or death shall immediately expire, and any SAR or portion thereof that is exercisable on the date of such Disability or death may be exercised at any time from time to time, within a one-year period after the date of such Disability or death, by the Participant, the guardian of his estate, the executor or administrator of his estate or by the person or persons to whom his rights under the SAR shall pass by will or the laws of descent and distribution (after which period the SAR will expire), but in no event may the SAR be exercised after is expiration under the terms of the Award agreement.

9. Terms of Restricted Stock Awards.

(a) General. Shares of Restricted Stock may be granted on the terms and conditions set forth in this Section 9. In addition, the Committee may impose on any Award of Restricted Stock, at the date of grant, such additional terms and conditions, not inconsistent with the provisions of the Plan, as the Committee shall determine, including terms requiring forfeiture of shares of Restricted Stock in the event of the Participant’s Termination of Employment and terms permitting a Participant to make elections relating to his or her shares of Restricted Stock. The Committee shall (subject to Section 13(i)) retain full power and discretion to accelerate, waive or modify, at any time, any term or condition of an Award of shares of Restricted Stock that is not mandatory under the Plan. Except in cases in which the Committee is authorized to require other forms of consideration under the Plan, or to the extent other forms of consideration must be paid to satisfy the requirements of Nevada law, no consideration other than services may be required for the grant of any shares of Restricted Stock.

(b) Vesting. Each Participant shall acquire a nonforfeitable right to shares of Restricted Stock awarded to him in accordance with the provisions of the agreement evidencing the Award of the Restricted Stock.

(c) Ownership Rights. Subject to the terms of the Plan, to divestment based on the forfeiture restrictions applying to an Award of Restricted Stock and to the other terms of the Award agreement, (i) Restricted Stock granted pursuant to an Award shall for all purposes be issued and outstanding shares of Common Stock, and (ii) the Participant shall be the record owner of the Restricted Stock granted by the Award, shall have the right to vote the Restricted Stock as Common Stock on any matter upon which holders of Common Stock are entitled to vote, and shall be entitled to dividends and distributions on the Restricted Stock which are payable with respect to outstanding shares of Common Stock.

10. Terms of Restricted Stock Units.

(a) Agreement to Grant Stock. Each such grant or sale shall constitute the agreement by the Company to deliver shares of Common Stock to the Participant in the future in consideration of the performance of services, but subject to the fulfillment of such conditions during the Restriction Period as the Board may specify.

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(b) Exercise Price. Each such grant or sale may be made without additional consideration or in consideration of a payment by such Participant that is less than the Fair Market Value at the date of grant.

(c) Restrictions. Each such grant or sale shall be subject to such forfeiture and other restrictions as may be determined by the Board at the date of grant, and may provide for the lapse or other modification of such restrictions in the event of a Change of Control.

(d) Voting and Dividend Rights. While and to the extent that forfeiture restrictions apply to an Award, the Participant shall have no right to transfer any rights under his or her Award and shall have no rights of ownership in the Restricted Stock Units and shall have no right to vote them, but the Board may, at or after the date of grant, authorize the payment of dividend equivalents on the shares underlying such units on either a current or deferred or contingent basis, either in cash, in additional shares of Common Stock, or in other rights or property.

11. Performance Shares and Performance Units.

(a) Agreement to Grant Units. Each grant shall specify the number of Performance Shares or Performance Units to which it pertains, which number may be subject to adjustment to reflect changes in compensation or other factors.

(b) Performance Periods. The Performance Period with respect to each Performance Share or Performance Unit shall be such period of time commencing with the date of grant as shall be determined by the Board on the date of grant.

(c) Specification of Performance Goals. Any grant of Performance Shares or Performance Units shall specify Management Objectives which, if achieved, will result in payment or early payment of the Award, and each grant may specify in respect of such specified Management Objectives a minimum acceptable level of achievement and shall set forth a formula for determining the number of Performance Shares or Performance Units that will be earned if performance is at or above the minimum level, but falls short of full achievement of the specified Management Objectives. The grant of Performance Shares or Performance Units shall specify that, before the Performance Shares or Performance Units shall be earned and paid, the Board must certify that the Management Objectives have been satisfied.

(d) Time and Form of Payment. Each grant shall specify the time and manner of payment of Performance Shares or Performance Units that have been earned. Any grant may specify that the amount payable with respect thereto may be paid by the Company in cash, in shares of Common Stock or in any combination thereof and may either grant to the Participant or retain in the Board the right to elect among those alternatives.

(e) Limitations on Awards. Any grant of Performance Shares may specify that the amount payable with respect thereto may not exceed a maximum specified by the Board at the Date of Grant. Any grant of Performance Units may specify that the amount payable or the number of shares of Common Stock issued with respect thereto may not exceed maximums specified by the Board at the date of grant.

(f) Dividend Equivalents. The Board may, at or after the date of grant of Performance Shares, provide for the payment of dividend equivalents to the holder thereof on either a current or deferred or contingent basis, either in cash, in additional shares of Common Stock or in other rights or property.

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12. Other Stock-Based Awards.

(a) Other Stock-Based Awards. The Committee may grant Awards, other than Options, SARs, Restricted Stock, RSUs, Performance Shares or Performance Units, that are denominated in, valued in whole or in part by reference to, or otherwise based on or related to Stock. The purchase, exercise, exchange or conversion of Other Stock-Based Awards granted under this Section 12 and all other terms and conditions applicable to the awards will be determined by the Committee in its sole discretion and will be set forth in the applicable Award agreement.

13. General Provisions.

(a) Change of Control. Notwithstanding any provision of the Plan to the contrary and unless otherwise provided in the applicable Award agreement, in the event of any Change of Control:

(1) Any Option carrying a right to exercise that was not previously exercisable and vested shall become fully exercisable and vested as of the time of the Change of Control and shall remain exercisable and vested for the balance of the stated term of such Option without regard to any Termination of Employment, subject only to (A) applicable restrictions set forth in Section 13(b) and (c) hereof and (B) the Board’s right to cancel all Options and, if an Option in the Board’s judgment has value based on its exercise price, provide for a payment of the aggregate spread in the cancelled Options. In addition, a Participant who is an Executive Officer of the Company and whose employment is involuntarily terminated by the Company within 60 days after a Change of Control will be permitted to surrender for cancellation within 60 days after the Change of Control any Option or portion of an Option to the extent not exercised and to receive a payment of shares of Stock having an aggregate Fair Market Value on the date the Participant surrenders the Option equal to the excess, if any, of (A) the Change of Control Price, over (B) the exercise price of the Option. The provisions of this Section 13(a)(1) will not be applicable to any Options granted to a Participant if the Change of Control results from the Participant’s beneficial ownership (within the meaning of Rule 13d(3) under the Exchange Act) of Stock or Voting Securities;

(2) Any SARs outstanding as of the date the Change of Control occurs will become fully vested and will be exercisable in accordance with procedures established by the Committee. The provisions of this Section 13(a)(2) will not be applicable to any SARs granted to a Participant if the Change of Control results from the Participant’s beneficial ownership (within the meaning of Rule 13d(3) under the Exchange Act) of Stock or Voting Securities;

(3) Any restrictions and other conditions applicable to any Restricted Stock or Restricted Stock Units held by the Participant will lapse and such Restricted Stock or Restricted Stock Units will become fully vested as of the date of the Change of Control;

(4) Any Performance Shares or Performance Units held by the Participant relating to Performance Periods before the Performance Period in which the Change of Control occurs that have been earned but not paid will become immediately payable in cash. In addition, any Performance Shares or Performance Units awarded to a Participant for a Performance Period that has not been completed at the time of the Change of Control will be deemed satisfied at the target level for the Performance Period, and payment with respect to the Performance Shares or Performance Units will be made in cash upon the Change of Control. Notwithstanding the foregoing, if the Committee in its sole discretion determines that any Performance Shares or Performance Units awarded would be considered nonqualified deferred compensation within the meaning of Section 409A of the Code, and if the Change of Control would not be considered a “change in control” for purposes of Section 409A of the Code, then a Participant’s entitlement to payment with respect to the Performance Shares or Performance Units will be determined as described above in Section 13(a)(4), but payment with respect to such Performance Shares or Performance Units will be made on the date originally scheduled for payment or, if earlier, upon the Participant’s Termination of Employment; and

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(5) Any Other Stock-Based Awards that vest solely on the basis of the passage of time will be treated in connection with a Change of Control in the same manner as are Awards of Restricted Shares and RSUs, as described in Section 13(a)(3) above. Other Stock-Based Awards that vest on the basis of satisfaction of performance criteria will be treated in connection with a Change of Control in the same manner as are Performance Shares and Performance Units, as described in Section 13(a)(4) above, except that payment will be made only in shares of Stock. Notwithstanding the foregoing, if the committee in its sole discretion determines that any Other Stock-Based Award would be considered nonqualified deferred compensation within the meaning of Section 409A of the Code, and if the Change of Control would not be considered a “change in control” for purposes of Section 409A of the Code, then a Participant’s entitlement to payment with respect to the Other Stock-Based Award will be determined as described above in this Section 13(a)(5), but payment with respect to such Other Stock-Based Award will be made on the date originally scheduled for payment, or, if earlier, upon the Participant’s Termination of Employment.

(b) Compliance with Legal and Other Requirements. The Company may, to the extent deemed necessary or advisable by the Committee, postpone the issuance or delivery of Common Stock or payment of other benefits under any Award until completion of such registration or qualification of such Common Stock or other required action under any federal or state law, rule or regulation, listing or other required action with respect to any stock exchange or automated quotation system upon which the Common Stock or other securities of the Company may in the future be listed or quoted, or compliance with any other obligation of the Company, as the Committee may consider appropriate, and may require any Participant to make such representations, furnish such information and comply with or be subject to such other conditions as it may consider appropriate in connection with the issuance or delivery of Common Stock or payment of other benefits in compliance with applicable laws, rules, and regulations, listing requirements, or other obligations.

(c) Limits on Transferability; Beneficiaries. No Award or other right or interest of a Participant under the Plan shall be pledged, hypothecated or otherwise encumbered or subject to any lien, obligation or liability of such Participant to any party (other than the Company or a subsidiary), or assigned or transferred by such Participant otherwise than by will or the laws of descent and distribution or to a Beneficiary upon the death of a Participant, and Options, SARs or Other Stock-Based Awards that may be exercisable shall be exercised during the lifetime of the Participant only by the Participant or his or her guardian or legal representative, except that Options (other than ISOs), SARs and Other Stock-Based Awards may be transferred to one or more Beneficiaries or other transferees during the lifetime of the Participant, and may be exercised by such transferees in accordance with the terms of such Option, SAR, or Other Stock Based Award but only if and to the extent such transfers are permitted by the Committee pursuant to the express terms of an Option, SAR or Other Stock-Based Award agreement (subject to any terms and conditions which the Committee may impose thereon). A Beneficiary, transferee, or other person claiming any rights under the Plan from or through any Participant shall be subject to all terms and conditions of the Plan and any Award agreement applicable to such Participant, except as otherwise determined by the Committee, and to any additional terms and conditions deemed necessary or appropriate by the Committee.

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(d) Adjustments. In the event that any dividend or other distribution (whether in the form of cash, Common Stock, or other property), capital contribution, recapitalization, forward or reverse split, reorganization, merger, acquisition, consolidation, spin-off, combination, repurchase, share exchange, liquidation, dissolution or other corporate transaction or event affects the Common Stock such that an adjustment is determined by the Committee to be appropriate under the Plan, then the Committee shall, in such manner as it may deem equitable, adjust any or all of (1) the number and kind of shares of Common Stock which may be delivered in connection with Awards granted thereafter, (2)  the number and kind of shares of Common Stock subject to or deliverable in respect of Awards and (3) the exercise price, grant price or purchase price relating to any Award and/or make provision for payment of cash or other property in respect of any outstanding Award. In addition, the Committee is authorized to make such adjustments in the terms and conditions of, and the criteria included in, Awards as the Committee deems equitable in recognition of unusual or nonrecurring events (including, without limitation, events described in the preceding sentence, as well as acquisitions and dispositions of businesses and assets) affecting the Company, Subsidiary or any business unit, or the financial statements of the Company or Subsidiary, or in response to changes in applicable laws, regulations, accounting principles, tax rates and regulations or business conditions or in view of the Committee’s assessment of the business strategy of the Company, Subsidiary or business unit thereof, performance of comparable organizations, economic and business conditions, personal performance of a Participant, and any other circumstances deemed relevant.

(e) Payments and Payment Deferrals. Payment of Awards may be in the form of cash, Stock, other Awards or combinations thereof as the Committee may determine, and with such restrictions as it may impose. The Committee, either at the time of grant or by subsequent amendment, may require or permit deferral of the payment of Awards under such rules and procedures as it may establish. It also may provide that deferred settlements include the payment or crediting of interest or other earnings on the deferred amounts, or the payment or crediting of dividend equivalents where the deferred amounts are denominated in Stock equivalents. Notwithstanding the foregoing, no action will be taken or authorized pursuant to this Section 13(e) to the extent that it would violate the requirements of Section 409A of the Code or cause any Award of Options or SARs to be considered to provide for the deferral of compensation within the meaning of Section 409A of the Code.

The Committee may require that each person acquiring shares of Stock pursuant to an Award to represent to and agree with the Company in writing that such person is acquiring the shares without a view to the distribution thereof. The certificates for such shares may include any legend that the committee deems appropriate to reflect any restrictions on transfer. All certificates for shares of Stock or other securities delivered under the Plan will be subject to such stock transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations and other requirements of the Commission, any stock exchange upon which the Stock is then listed and any applicable Federal, state or foreign securities law, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

(f) Award Agreements. Each Award under the Plan will be evidenced by a written agreement (which need not be signed by the recipient unless otherwise specified by the Committee or otherwise provided under the Plan) that sets forth the terms, conditions and limitations for each Award. Such terms may include, but are not limited to, the term of the Award, vesting and forfeiture provisions, and the provisions applicable in the event of the recipient’s Termination of Employment. The Committee may amend an Award agreement, provided that no such amendment may materially and adversely affect an outstanding Award without the Award recipient’s consent.

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(g) Foreign Employees. In order to facilitate the making of any grant or combination of grants under this Plan, the Board may provide for such special terms for Awards to Participants who are foreign nationals or who are employed by the Company or any Subsidiary outside of the United States of America as the Board may consider necessary or appropriate to accommodate differences in local law, tax policy or custom. Moreover, the Board may approve such supplements to or amendments, restatements or alternative versions of this Plan as it may consider necessary or appropriate for such purposes, without thereby affecting the terms of this Plan as in effect for any other purpose, and the secretary or other appropriate officer of the Company may certify any such document as having been approved and adopted in the same manner as this Plan. No such special terms, supplements, amendments or restatements, however, shall include any provisions that are inconsistent with the terms of this Plan as then in effect unless this Plan could have been amended to eliminate such inconsistency without further approval by the stockholders of the Company.

(h) Taxes. The Company and any Affiliate or Subsidiary is authorized to withhold from any payment to a Participant amounts of withholding and other taxes due or potentially payable in connection with any transaction involving an Award, and to take such other action as the Committee may deem advisable to enable the Company and Participants to satisfy obligations for the payment of withholding taxes and other tax obligations relating to any Award. This authority shall include authority to withhold or receive Common Stock or other property and to make cash payments in respect thereof in satisfaction of a Participant’s tax obligations (not to exceed the minimum statutorily required tax withholding), either on a mandatory or elective basis in the discretion of the Committee.

(i) Changes to the Plan and Awards. The Board, or the Committee acting pursuant to such authority as may be delegated to it by the Board, may amend, alter, suspend, discontinue or terminate the Plan or the Committee’s authority to grant Awards under the Plan, provided that, without the consent of an affected Participant, except as otherwise contemplated by the Plan or the terms of an Award agreement, no such Board action may materially and adversely affect the rights of a Participant under any previously granted and outstanding Award. Except as otherwise provided in the Plan, the Committee may waive any conditions or rights under, or amend, alter, suspend, discontinue or terminate any Award theretofore granted and any Award agreement relating thereto, provided that, without the consent of an affected Participant, except as otherwise contemplated by the Plan or the terms of an Award agreement, no Committee action may materially and adversely affect the rights of such Participant under such Award.

(j) Limitation on Rights Conferred under Plan. Neither the Plan nor any action taken hereunder shall be construed as (i) giving any Eligible Employee or Participant the right to continue as an Eligible Employee or Participant or in the employ or service of the Company or a subsidiary, (ii) interfering in any way with the right of the Company or a Subsidiary to terminate any Eligible Employee’s or Participant’s employment or service at any time, (iii) giving an Eligible Employee or Participant any claim to be granted any Award under the Plan or to be treated uniformly with other Participants and employees, or (iv) conferring on a Participant any of the rights of a shareholder of the Company unless and until the Participant is duly issued or transferred shares of Common Stock in accordance with the terms of an Option or an Award of Restricted Stock. To the extent that an employee of a Subsidiary or Affiliate receives an Award under the Plan, that Award can in no event be understood or interpreted to mean that the Company is the employee’s employer or that the employee has an employment relationship with the Company.

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(k) Provisions Held Invalid or Unenforceable. If any provision of the Plan is held invalid or unenforceable, the invalidity or unenforceability will not affect the remaining parts of the Plan, and the Plan will be enforced and construed as if such provision had not been included.

(l) Nonexclusivity of the Plan. The adoption of the Plan by the Board shall not be construed as creating any limitations on the power of the Board or a committee thereof to adopt such other compensation and incentive arrangements for employees, agents and brokers of the Company and its subsidiaries as it may deem desirable.

(m) Payments in the Event of Forfeitures; Fractional Shares. Unless otherwise determined by the Committee, in the event of a forfeiture of a share of Common Stock, Option or SAR with respect to which a Participant paid cash or other consideration, the Participant shall be repaid the amount of such cash or other consideration.

(n) Governing Law. The validity, construction and effect of the Plan, any rules and regulations under the Plan, and any Award agreement shall be determined in accordance with Nevada law, without giving effect to principles of conflicts of laws, and applicable federal law.

(o) Plan Effective Date. The Plan has been adopted by the Board and the shareholders of the Company as of the Effective Date.

(p) Last Grant Date. No Award may be granted under the Plan after September 4, 2023.

(q) Unfunded Status of Plan. It is presently intended that the Plan constitute an “unfunded” plan for incentive and deferred compensation. The Committee may authorize the creation of trusts or other arrangements to meet the obligations created under the Plan to deliver Stock or make payments; however, unless the Committee otherwise determines, the structure of such trusts or other arrangements must be consistent with the “unfunded” status of the Plan.

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AMENDMENT NO. 1

TO

2013 EQUITY INCENTIVE PLAN

The following Amendment No. 1 (the “Amendment”) to the Enerpulse Technologies, Inc. 2013 Equity Incentive Plan (the “Plan”), effective September 4, 2013, was adopted by the Board of Directors (the “Board”) of Enerpulse Technologies, Inc. (the “Company”) on April 17, 2015, subject to approval of the Company’s stockholders. Capitalized terms used herein shall have the meanings ascribed in the Plan.

RECITALS

WHEREAS, pursuant to Section 3(a) of the Plan, the Board currently administers the Plan;

WHEREAS, pursuant to Section 13(i) of the Plan, the Board may amend the Plan from time to time; and

WHEREAS, the Board desires to amend the Plan as set forth in this Amendment, subject to approval of the Company’s stockholders.

NOW, THEREFORE, BE IT RESOLVED, that the Plan is hereby amended as set forth in this Amendment, effective as of May 5, 2015 subject to the approval of the Company’s stockholders on such date:

AMENDMENT

1. Amendment to Section 4. Section 4(a) of the Plan is hereby amended and restated in its entirety by inserting the following in lieu thereof:

“(a) Overall Number of Shares Available for Delivery. The maximum number of Common Stock with respect to which Awards of any and all types may be granted during a calendar year to any Participant shall be limited, in the aggregate, to the number of Common Stock equal to ten percent (10%) of the number of outstanding Common Stock of the Company (subject to adjustment in accordance with the provisions of Section 13(d) hereof). In accordance with this Section 4, the number of Common Stock available to grant for Awards will increase any time additional shares of Common Stock are issued as long as the Plan is in effect. The Common Stock may consist, in whole or in part, of authorized and unissued Common Stock or treasury shares, including Common Stock acquired by purchase in the open market or in private transactions. Subject to the adjustments provided in Section 13(d) hereof, no contraction of the number of shares of Common Stock outstanding will affect the validity or enforceability of any Awards then outstanding.”

2. Amendment to Section 6. Section 6(b) of the Plan is hereby amended and restated in its entirety by inserting the following in lieu thereof:

“(b) Annual Award Limitation. The total number of Restricted Stock, RSUs and other shares of Stock subject to or underlying Options, SARs, Performance Shares, Performance Units and Other Stock-Based Awards awarded to any Participant during any year may not exceed 750,000 shares. A Performance Share or Performance Unit paid to a Participant with respect to any Performance Period may not exceed $500,000 times the number of years in the Performance Period.”

3. Other Terms and Conditions. Except as modified pursuant to this Amendment, the Plan is ratified and confirmed in all respects.

I hereby certify that the foregoing Amendment was duly adopted by the Board of Directors of Enerpulse Technologies, Inc. on April 17, 2015.

Executed on this 17 day of April, 2015.

By:	/s/ Joseph E. Gonnella
Name:	Joseph E. Gonnella
Title:	Chief Executive Officer

ENERPULSE TECHNOLOGIES, INC. 2451 Alamo Ave SE Albuquerque, New Mexico 87106

VOTE BY INTERNET - www.shareholdervote.info Click on the company name listed.

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Use the link on the material page to access online voting. You will need your Control Number which is located above marked Control # to login to vote your shares. Follow the instructions that are listed for voting.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Securities Transfer Corp, 2591 Dallas Parkway, Suite 102, Frisco, TX 75034.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

KEEP THIS PORTION FOR YOUR RECORDS

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DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.
ENERPULSE TECHNOLOGIES, INC.	For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.
The Board of Directors recommends you vote FOR the following:	--	--	--

1. Election of Directors Nominees: 01) F. Henry Habicht II 02) Timothy L. Ford 03) Joseph E. Gonnella 04) Ira Greenstein 05) Craig Porter
The Board of Directors recommends you vote FOR the following proposals:					For	Against	Abstain
2. To ratify the appointment of GHP Horwath, P.C. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2015.					--	--	--
3. To approve the amendment of the 2013 Enerpulse Technologies, Inc. Incentive Plan to increase the number of shares authorized to be issued.					--	--	--

In their discretion, the proxies are authorized to vote upon such other business as any may be properly brought before the meeting or any adjournment or postponement thereof.

The undersigned revokes any prior proxy at the meeting and ratifies all that said attorneys and proxies, or any of them, may lawfully do by virtue hereof. Receipt of the Notice of Annual Meeting of Stockholders and proxy statement is hereby acknowledged.

Please indicate if you plan to attend this meeting--

	Yes	No
Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date			Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:

The Notice & Proxy Statement and Annual Report are available at www.shareholdervote.info

ENERPULSE TECHNOLOGIES, INC.

Annual Meeting of Stockholders

May 5, 2015 at 10:00 AM

This proxy is solicited by the Board of Directors

The undersigned hereby appoints Joseph E. Gonnella and Bryan C. Templeton, and each of them, with the power to act without the other and with power of substitution, as proxies and attorneys-in-fact and hereby authorizes them to represent and vote, as provided on the other side, all of the shares of Enerpulse Technologies, Inc. Common Stock which the undersigned is entitled to vote and, in their discretion, to vote upon such other business as may properly come before the Annual Meeting of Stockholders of the Company to be held at 10:00 AM, Mountain time, on May 5, 2015, or any adjournment thereof, with all powers which the undersigned would possess if present at the Annual Meeting.

THIS PROXY CARD, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED. IF NO DIRECTION IS MADE BUT THE CARD IS SIGNED, THIS PROXY CARD WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES UNDER PROPOSAL 1, FOR PROPOSAL 2, FOR PROPOSAL 3, AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

Continued and to be signed on reverse side